UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-10371

lord abbett Trust I

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

John T. Fitzgerald, Esq., Vice President & Assistant Secretary

90 Hudson Street, Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 7/31

Date of reporting period: 7/31/2021

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett

Climate Focused Bond Fund

International Growth Fund

Mid Cap Innovation Growth Fund

Short Duration High Yield Fund

For the period ended July 31, 2021

Table of Contents

1	A Letter to Shareholders

10	Investment Comparisons

13	Information About Your Fund’s Expenses and Holdings Presented by Sector

Schedules of Investments:

22	Climate Focused Bond Fund

36	International Growth Fund

40	Mid Cap Innovation Growth Fund

43	Short Duration High Yield Fund

68	Statements of Assets and Liabilities

72	Statements of Operations

74	Statements of Changes in Net Assets

78	Financial Highlights

86	Notes to Financial Statements

109	Report of Independent Registered Public Accounting Firm

110	Supplemental Information to Shareholders

Lord Abbett Trust I

Lord Abbett Climate Focused Bond Fund, Lord Abbett International Growth Fund, Lord Abbett Mid Cap Innovation Growth Fund, Lord Abbett Short Duration High Yield Fund
Annual Report

For the period ended July 31, 2021

From left to right: James L.L. Tullis, Independent Chairman of the Lord Abbett Funds and Douglas B. Sieg, Trustee, President, and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of the Funds for the period ended July 31, 2021. On this page and the following pages, we discuss the major factors that influenced period performance. For detailed and timely information about the Funds, please visit our website at www.lordabbett.com, where you can also access the quarterly commentaries that provide updates on each Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg

Trustee, President and Chief Executive Officer

Lord Abbett Climate Focused Bond Fund

For the fiscal year ended July 31, 2021, the Fund returned 2.60%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the ICE BofA Green Bond Index Hedged (USD),1 which returned 1.60% over the same period. The Bloomberg Barclays Global

Aggregate Index Hedged (USD)2 returned 0.23% over the same period.

Over the trailing twelve-month period the S&P 500®3 rallied, returning 36.45% in a period characterized by the dramatic economic and market recovery that occurred within the U.S., despite the persistent presence of the novel Coronavirus. In July 2020, the number of new daily cases of COVID-19 reported in the U.S. reached a record level, as infection rates and deaths, unfortunately, increased. However, risk assets continued their recovery, on the back of progress with respect to COVID-19 treatments and vaccines, commentary from several corporations that indicated stabilization, and massive monetary and fiscal policy globally. In September, market sentiment soured amid political volatility related to the U.S. Supreme Court vacancy, heightened uncertainty leading up to the U.S. Presidential election, and worries about stalled fiscal stimulus talks in Washington.

Despite the volatility in the fall, markets rallied in the month of November with the Dow Jones Industrial Average®4 having its best month since 1987. The rally was largely attributed to the conclusion of the U.S. Presidential election and positive vaccine news. Pfizer and BioNTech announced in November that an initial analysis of a late-stage study showed that their vaccine was over 90% effective. Follow up data concluded that the efficacy rate for the vaccine was 95%. Following Pfizer and BioNTech’s announcement, Moderna announced that its COVID-19 vaccine was 94.5% effective and AstraZeneca said the vaccine the company developed with the University of Oxford was 90% effective. These positive vaccine developments helped bolster optimism about the economy reopening which drove a rotation from growth and momentum stocks to value and cyclical stocks. This rotation continued in 2021, where value outperformed growth during the first quarter by the largest margin in two decades.

U.S. inflation expectations was one of the most important and complicated macro themes in the second quarter of 2021. There were numerous headlines in the media and a series of comments from corporate leaders detailing the continued upward pressure on prices from supply chain disruptions, higher raw-materials costs, shipping constraints and a tightening labor market. Despite these concerns, the U.S. Federal Reserve (Fed) remained consistent in its messaging regarding expectations that price pressures will be transitory, and the peak inflation theme gained traction as the second quarter progressed, even as economists suggested that ‘transitory’ may be longer than expected. This helped growth and momentum stocks outperform value and cyclicals over the last three months, although growth equities trailed value for the year-to-date period.

The spread of the Delta variant of Covid-19 dominated the headlines towards the end of the period as the U.S. case count progressed to over 100K a day at the end of July for the first time since February. However, economists and strategists were sanguine about the global recovery and market risks given vaccine efficacy, high vaccination rates in the most vulnerable populations, higher natural immunity, reluctance to impose new restrictions, and broader fatigue surrounding social distancing and other behavioral changes.

In terms of earnings, S&P 500®3 reported growth in earnings of 52% during the first quarter of 2021, which was the highest year over year growth since 1Q 2010. Second quarter earnings reported in July were even stronger, with the blended growth rate for the S&P 500®3 at ~85%

(with ~60% of the index having reported), on track for the best performance since Q4 2009. Earnings and revenue beat rates were both running at a record level of 88% at the end of July. In aggregate, companies were reporting earnings 17.2% ahead of consensus, the fourth highest on record, and revenues 4.5% ahead of consensus, the highest on record. Companies from a wide range of industries highlighted a strong demand backdrop on their conference calls in July. Top-line strength kept the focus on elevated operating leverage though supply constraints, input price pressures and labor shortages also dominated the narrative.

Lastly, from an ESG perspective, global ESG bond supply from corporate issuers (including financials and non-financials) totaled $235bn during the first half of 2021, a level that far exceeds the $188bn issued during the entirety of 2020. Issuance of all types of securities has risen, but growth is most evident in sustainability and green bonds. Traditionally, the ESG bond market was the domain of highly-rated companies, but recent supply has grown from BBB rated and high yield companies, particularly of sustainability and sustainability-linked bonds. Last year, there was a large rise in ESG bond issuance from US companies; although we are still seeing market growth in that respect, the majority of incremental year-over-year supply has been driven by euro area issuers.

The Fund’s allocation to high yield corporate bonds had a notable positive effect on relative performance, as credit spreads tightened over the period supported by the central bank liquidity tailwind, fiscal stimulus, vaccine progress and reopening momentum. Additionally, the Fund’s underweight to sovereign debt aided relative performance. More specifically, the Fund’s underweight to French and Belgium sovereign debt aided as European yields rose over the period, resulting in underperformance of those credits. Lastly, the Fund’s off-benchmark allocation to convertible bonds also aided relative returns. Within the asset class, the Fund’s exposure was mainly in renewable energy companies. The sector experienced tailwinds after the election of President Joe Biden, which increased the potential for increased regulation on climate-related issues which we believe would likely bolster renewable energy companies.

Over the period, the Fund did not have a position in the bonds issued by Mexico City Airport Trust, which hindered relative performance. The green bonds were issued to finance the construction of a new airport and rallied over the past six months, as optimism over global travel increased due to the widespread administration of Covid-19 vaccines. The Fund did not hold the issue, as we did not have a favorable outlook on Mexico and the issue did not meet our portfolio criteria for inclusion.

Lord Abbett Mid Cap Innovation Growth Fund

Since the Fund’s inception, for the period of December 28, 2020 through the period ended July 31, 2021, the Fund returned 7.60%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell MidCap®

Growth Index,5 which returned 12.02% over the same period.

The trailing seven-month period was characterized by several market-moving events. Various factors impacted markets in January 2021, although the longstanding bullish narrative surrounding stimulus and vaccine optimism remained largely intact. Momentum continued behind the pro-cyclical rotation on the back of the Democrats’ surprise victory in the Georgia U.S. Senate runoff election, and Johnson & Johnson announced that its coronavirus vaccine was only 66% effective in preventing moderate and severe variations of the disease in a widely anticipated late-stage trial. However, one of the bigger stories from a risk sentiment perspective was inflation. There was an unrelenting flurry of headlines and corporate commentary about upward pressure on prices from supply chain disruptions, higher raw-materials costs, shipping constraints and a tightening labor market. In June, headline U.S. consumer prices rose 0.9%, following a gain of 0.6% month-over-month in May and a gain of 0.8% in April. Core consumer prices increased 0.7% month-over-month in May, following a 0.9% gain in April. Headline prices were up 5.0% year-over-year in May, the biggest increase since June 2008, while core prices were up 3.8% year-over-year, the biggest increase since June 1992.

U.S. inflation expectations was one of the most important and complicated macro themes in the second quarter of 2021. There were numerous headlines in the media and a series of comments from corporate leaders detailing the continued

upward pressure on prices from supply chain disruptions, higher raw-materials costs, shipping constraints and a tightening labor market. Despite these concerns, the U.S. Federal Reserve (Fed) remained consistent in its messaging regarding expectations that price pressures would be transitory, and the peak inflation theme gained traction as the second quarter progressed, even as economists suggested that ‘transitory’ may be longer than expected. This helped growth and momentum stocks outperform value and cyclicals over the last three months, although growth equities trailed value for the year-to-date period.

The spread of the Delta variant of Covid-19 dominated the headlines towards the end of the period as the U.S. case count progressed to over 100,000 a day by the end of July for the first time reaching this level since February. However, economists and strategists were fairly sanguine about the global recovery and market risks given vaccine efficacy, high vaccination rates in the most vulnerable populations, higher natural immunity, reluctance to impose new restrictions, and broader fatigue surrounding social distancing and other behavioral changes.

The S&P 500®3 reported growth in earnings of 52% during the first quarter of 2021, which was the highest year over year growth since 1Q 2010. Second quarter earnings reported in July were even stronger with the blended growth rate for the S&P 500® at ~85% (with ~60% of the index having reported), on track for the best performance since Q4 2009. Earnings and revenue beat rates were both running at a record level of 88% at the end of July. In aggregate, companies were reporting earnings 17.2% ahead of consensus, the fourth highest on record, and revenues 4.5% ahead of consensus, the highest on record. Companies from a wide range of industries highlighted a strong demand backdrop on their conference calls in July. Top-line strength kept the focus on elevated operating leverage though supply constraints, input price pressures and labor shortages also dominated the narrative.

Security selection within the health care sector was the primary detractor from relative performance. The Fund’s underweight in Moderna, Inc. a developer of medicines based on messenger ribonucleic acid (mRNA), detracted from relative performance during the period. The company’s COVID-19 vaccine was one of the most effective and helped validate mRNA technology as a platform to treat other potential diseases. Additionally, the expectation of upcoming booster shots to protect against variants drove its share price higher. The Fund’s position in TG Therapeutics, Inc., a developer of treatments for B-cell malignancies and autoimmune diseases, also detracted from performance. Despite the U.S. Food and Drug Administration granting accelerated approval of TG Therapeutic’s drug, Ukoniq, shares of the company, and the biotechnology industry in general, faced substantial valuation headwinds due to rising interest rates and inflation expectations.

The Fund’s underweight to the real estate sector also detracted from relative performance as strong demand and supply dynamics propelled the industry. The real estate sector was the best performing sector in the index during the period.

Security selection in the information technology sector contributed to relative performance during the period. Shares of Trimble Navigation Ltd., an engineering and construction company, contributed as investors believed the company was poised to benefit from both a post-COVID economic recovery and the pending infrastructure bill. The Fund’s positioning in HubSpot, Inc., a marketing software solutions firm, also contributed to relative performance. Shares of HubSpot rose as the company continued to benefit from the tailwinds of Covid-19, and as investors started to embrace faster growing stocks and reward the sustainability of companies that compounded revenue growth.

Lord Abbett Short Duration High Yield Fund

For the fiscal year ended July 31, 2021, the Fund returned 10.22%, reflecting performance at the net asset value (NAV) of Class A shares with all distributions reinvested, compared to its benchmark, the ICE BofA High Yield U.S. Corporate Cash Pay BB-B (1-5yrs) USD Index6, which returned 8.47% over the same period.

The twelve-month period ending July 31, 2021 brought continued improvement in overall economic activity and market performance following the COVID-19 outbreak. After a plunge of more than 30% in Gross Domestic Product (GDP) for the second quarter, the U.S. economy rebounded extraordinarily well as GDP rose 33% in the third quarter of 2020. This rebound was primarily fueled by continued support from the U.S. government, which provided almost $3 trillion in pandemic relief to households and businesses across the country. U.S. markets also continued their rally from one of the fastest bear markets in U.S. history prompted by the COVID-19 outbreak. Market performance was highlighted initially by both the Dow Jones Industrial Average® and S&P 500® indexes posting their best monthly performances since the 1980’s in August 2020.

U.S. Treasury yields also remained around historic lows during the period, which initially helped fuel a strong market rebound. Specifically, the 10-year US Treasury yield fell to 0.52% in the beginning of August, its lowest level ever. Treasury yields picked up somewhat throughout the remainder of 2020; yet were still suppressed as the U.S. Federal Reserve (Fed) continued its robust monetary support position, which was initially installed in April 2020 in response to the COVID-19 outbreak. These measures kept investor confidence high and boosted risk asset performance. In addition to acting as a financial backstop, the Fed maintained the federal funds rate at the current target range of 0-0.25%, which was consistent throughout the remainder of the period.

The strong third quarter surge occurred despite heightened market volatility, which carried in the fourth quarter, due to the ongoing surge in COVID-19 cases. Infection rates across the globe accelerated and markets plummeted in October 2020, with the Dow Jones Industrial Average®4 and S&P 500®3 sinking 6% and 3.5%, respectively. While increased COVID-19 infections mostly drove losses to start the quarter, the pull-back was also attributed to a lack of government response on increased stimulus for pandemic relief, as well as uncertainty leading into the 2020 presidential elections. However, markets rebounded incredibly well the following month, with the Dow posting a gain of 11.8%, its best mark since 1987. The rally was driven by multiple catalysts, including the conclusion of the U.S. Presidential election, as former U.S. Vice President Biden defeated U.S. President Trump. The fight against COVID-19 also gained positive momentum soon after the completion of the election, as Pfizer/BioNTech, Moderna, and AstraZeneca each announced a COVID-19 vaccine with greater than 90% efficacy rate. These catalysts came despite the ongoing rise in COVID-19 infection across the U.S. as the 7-day moving average daily infection rate surged past 100,000. Economic activity was mainly resilient despite worsening infection rates, as the U.S. economy gained 4% in fourth quarter GDP and finished the year on a positive note around further stimulus packages signed into action and the beginning of vaccine dissemination.

Markets continued their strong performance moving into the new year as the bullish narrative surrounding stimulus and vaccine optimism remained largely intact. The surprise victory for the Democrats in the Georgia U.S. Senate runoff election was the final leg of the Blue Wave that took over Capitol Hill for the first time in over a decade. While investors digested the potential for higher tax rates with the new regime, markets were boosted on the prospect of increased fiscal spending highlighted by a new $1.2T infrastructure plan that would be the Biden Administration’s first blockbuster bill.

As the new year progressed, COVID-19 infection rates decreased to under 20,000 confirmed cases per day in the U.S. as vaccination distribution accelerated. With the pandemic seemingly in better control and economic restrictions being lifted, investors zeroed in on inflation as the immediate market risk, as the economy had been flooded with federal stimulus and demand for goods and services picked up. Specifically, in June 2021, U.S. consumer prices increased 5.4% year-over-year, the highest increase since 2008, amid continued rebound in economic activity coupled with constraints within supply chains. Investor concerns around inflation shifted to whether it was transitory or if it was reflective of a long-term trend. Despite these fears, the Fed remained solid on its position to hold interest rates at historically low levels and cited the labor market having room for improvement before beginning to change its stance.

COVID-19 concerns re-emerged towards the end of the period, however, as the spread of the Delta variant dominated headlines. At the end of July, the U.S. case count progressed back to over 100,000 a day for the first time since February. However, economists and strategists were fairly sanguine about the global recovery and market risks given vaccine efficacy, high vaccination rates in the most vulnerable populations, higher natural immunity, reluctance to impose new restrictions, and broader fatigue surrounding social distancing and other behavioral changes.

With respect to performance for the period, the Fund benefited from security selection within the automotive sector. Specifically, the Fund held securities from select issuers within the automakers and auto parts and equipment subsectors that outperformed the broader high yield sector over the last twelve months. This was due in part because U.S. auto sales rebounded incredibly well during the period, posting consecutive record months of sales in March through May of 2021. This followed the previous decline in auto sales caused by the COVID-19 outbreak at the beginning of 2020. Security selection within the energy sector also contributed to relative performance. The Fund benefited particularly from select issuers in the exploration and production subsector that outperformed for the period due largely to rising oil prices. Economic activity increased around the globe over the first half of 2021, as COVID-19 restrictions were lifted, which created a bump in consumer activity that drove up global energy demand. However, oil supply remained constrained throughout the period, creating a strong technical relationship that increased oil prices over 60%, reaching over $70 a barrel in July 2021, its highest value since 2018. The Fund also greatly benefited from an overweight allocation to CCC rated credit. Lower credit outperformed higher quality credit throughout the period, and the overweight allocation to CCC rated debt contributed significantly to relative performance over the benchmark.

Although the Fund largely outperformed the benchmark for the period, there were select sector allocations that detracted from relative performance. Security selection within the media sector detracted from relative performance over the period. Within the media sector, the Fund’s exposure to select media content issuers was a detractor due to headwinds of economic reopening following countrywide shelter-in-place mandates that had benefited the sector in early 2020. Security selection within the financial services sector also detracted from relative performance. While the Fund held select issues in financial services that exhibited positive performance overall, these issuances underperformed the broader sector during the period.

Each Fund’s portfolios is actively managed and, therefore, holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1     The ICE BofA Green Bond Index tracks securities issued for qualified green purposes that promote climate change mitigation or adaption. Qualifying bonds must have a clearly designated use of proceeds that is solely applied toward projects or activities that promote climate change mitigation or adaptation or other environmental sustainability purposes as outlined by the ICMA Green Bond Principles.

2     The Bloomberg Barclays Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate indexes. The index also includes eurodollar and euro-yen corporate bonds, Canadian government securities, and U.S. dollar investment-grade 144A securities. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

3     The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

4     The Dow Jones Industrial Average® Index is a price-weighted measure of 30 U.S. blue-chip companies. The index covers all industries except transportation and utilities.

5     The Russell MidCap® Growth Index measures the performance of those Russell MidCap® Index companies with higher price-to-book ratios and higher forecasted growth values. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.

6     The ICE BofA High Yield U.S. Corp, Cash Pay, BB-B 1-5 YR USD Index consists of BB-B rated U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market with maturities of 1 to 5 years. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and an investor cannot invest directly in an index.”

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information
Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Funds will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. Each Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see each Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, each Fund’s returns would have been lower.

The annual commentary above discusses the views of the Funds’ management and various portfolio holdings of the Funds as of July 31, 2021. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Funds’ portfolios are actively managed and may change significantly, the Funds may no longer own the securities described above or may have otherwise changed their positions in the securities. For more recent information about the Funds’ portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see each Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Climate Focused Bond Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofA Green Bond Index Hedged (USD) and Bloomberg Barclays Global Aggregate, assuming reinvestment of all dividends and distributions. The Fund has adopted the ICE BofA Green Bond Index Hedged (USD), a more broad-based index, as its primary benchmark index. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended July 31, 2021

	1 Year	Life of Class
Class A3	0.27%	3.21%
Class C4	0.79%	4.38%
Class F5	2.81%	5.44%
Class F3[5]	2.88%	5.51%
Class I5	2.80%	5.44%
Class R3[5]	2.29%	4.90%
Class R4[5]	2.54%	5.16%
Class R5[5]	2.80%	5.43%
Class R6[5]	2.88%	5.51%

1     Reflects the deduction of the maximum initial sales charge of 2.25%.

2     Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index began on May 28, 2020.

3     Class A shares commenced operations on May 20, 2020 and performance for the Class began on May 28, 2020. Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended July 31,

2021, is calculated using the SEC required uniform method to compute such return.

4     Class C shares commenced operations on May 20, 2020 and performance for the Class began on May 28, 2020. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5     Commenced operations on May 20, 2020 and performance for the Classes began on May 28, 2020. Performance is at net asset value.

Mid Cap Innovation Growth Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Period Ended July 31, 2021

Life of Class
Class A3	1.38%
Class C4	6.13%
Class F5	7.80%
Class F3[5]	7.80%
Class I5	7.80%
Class R3[5]	7.47%
Class R4[5]	7.60%
Class R5[5]	7.80%
Class R6[5]	7.80%

1     Reflects the deduction of the maximum initial sales charge of 5.75%.

2     Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index began on December 29, 2020.

3     Class A shares commenced operations on December 28, 2020 and performance for the Class began on December 29, 2020. Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended July 31,

2021, is calculated using the SEC required uniform method to compute such return.

4     Class C shares commenced operations on December 28, 2020 and performance for the Class began on December 29, 2020. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date.

5     Commenced operations on December 28, 2020 and performance for the Classes began on December 29, 2020. Performance is at net asset value.

Short Duration High Yield Fund

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the ICE BofA HY U.S. Corp Cash Pay BB-B 1-5 Yrs Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursements of expense, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended July 31, 2021

	1 Year	Life of Class
Class A3	7.78%	12.50%
Class C4	8.34%	13.65%
Class F5	10.43%	14.78%
Class F3[5]	10.50%	14.85%
Class I5	10.44%	14.79%
Class R3[5]	9.88%	14.20%
Class R4[5]	10.15%	14.49%
Class R5[5]	10.43%	14.77%
Class R6[5]	10.50%	14.86%

1     Reflects the deduction of the maximum initial sales charge of 2.25%.

2     Performance for the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund’s performance. Performance of the index began on April 30, 2020.

3     Class A shares commenced operations on April 22, 2020 and performance for the Class began on April 30, 2020. Total return, which is the percent change in net asset value, after deduction of the maximum initial sales charge of 2.25% applicable to Class A shares, with all dividends and distributions reinvested for the period shown ended July 31, 2021, is calculated using the SEC required uniform method to compute such return.

4     Class C shares commenced operations on April 22, 2020 and performance for the Class began on April 30, 2020. The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5     Commenced operations on April 22, 2020 and performance for the Class began on April 30, 2020. Performance is at net asset value.

Expense Example

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2021 through July 31, 2021 for Climate Focused Bond Fund, Mid Cap Innovation Growth Fund and Short Duration High Yield Fund. June 18, 2021, commencement of operations for International Growth Fund through July 31, 2021).

Actual Expenses

For each class of each Fund, the first line of the applicable table on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 2/1/21 – 7/31/21 for Climate Focused Bond Fund, Mid Cap Innovation Growth Fund and Short Duration High Yield Fund. 6/18/21, commencement of operations for International Growth Fund – 7/31/21” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of each Fund, the second line of the applicable table on the following pages provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Climate Focused Bond Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	2/1/21	7/31/21	2/1/21 - 7/31/21
Class A
Actual	$1,000.00	$1,003.70	$3.23
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.57	$3.26
Class C
Actual	$1,000.00	$ 999.70	$7.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.60	$7.25
Class F
Actual	$1,000.00	$1,004.60	$2.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.26
Class F3
Actual	$1,000.00	$1,005.00	$1.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.91	$1.91
Class I
Actual	$1,000.00	$1,004.60	$2.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.26
Class R3
Actual	$1,000.00	$1,002.20	$4.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.08	$4.76
Class R4
Actual	$1,000.00	$1,003.40	$3.48
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.51
Class R5
Actual	$1,000.00	$1,004.60	$2.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.56	$2.26
Class R6
Actual	$1,000.00	$1,006.00	$1.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.91	$1.91

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.65% for Class A, 1.45% for Class C, 0.45% for Class F, 0.38% for Class F3, 0.45% for Class I, 0.95% for Class R3, 0.70% for Class R4, 0.45% for Class R5 and 0.38% for Class R6) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period)

Portfolio Holdings Presented by Sector

July 31, 2021

Sector*	%**
Asset Backed	1.16%
Basic Materials	0.85%
Communications	1.46%
Consumer Cyclical	3.12%
Consumer Non-Cyclical	5.78%
Energy	8.97%
Financial Services	23.36%
Foreign Government	14.37%
Industrial	12.65%
Mortgage Backed	0.60%
Municipal Bonds	3.84%
Technology	2.12%
U.S. Government	4.38%
Utilities	16.18%
Repurchase Agreements	1.16%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

International Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	6/18/21	7/31/21	6/18/21 - 7/31/21
Class A
Actual	$1,000.00	$1,008.00	$1.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,004.75	$1.28
Class C
Actual	$1,000.00	$1,007.30	$2.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,003.85	$2.19
Class F
Actual	$1,000.00	$1,008.70	$0.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,005.05	$0.98
Class F3
Actual	$1,000.00	$1,008.70	$0.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,005.15	$0.88
Class I
Actual	$1,000.00	$1,008.70	$0.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,005.05	$0.98
Class R3
Actual	$1,000.00	$1,008.00	$1.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,004.45	$1.58
Class R4
Actual	$1,000.00	$1,008.00	$1.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,004.75	$1.28
Class R5
Actual	$1,000.00	$1,008.70	$0.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,005.05	$0.98
Class R6
Actual	$1,000.00	$1,008.70	$0.88
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,005.15	$0.88

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.06% for Class A, 1.81% for Class C, 0.81% for Class F, 0.73% for Class F3, 0.81% for Class I, 1.31% for Class R3, 1.06% for Class R4, 0.81% for Class R5 and 0.73% for Class R6) multiplied by the average account value over the period, multiplied by 44/365 (to reflect the period June 18, 2021, commencement of operations, to July 31, 2021).

Portfolio Holdings Presented by Sector

July 31, 2021

Sector*	%**
Automotive	1.99%
Capital Goods	13.74%
Consumer Cyclicals	11.40%
Consumer Discretionary	4.18%
Consumer Staples	7.52%
Energy	2.04%
Financial Services	9.41%
Health Care	12.49%
Materials & Processing	8.96%
Producer Durables	6.37%
Technology	19.81%
Transportation	1.39%
Utilities	0.70%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Mid Cap Innovation Growth Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	2/1/21	7/31/21	2/1/21 - 7/31/21
Class A
Actual	$1,000.00	$1,066.10	$5.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.54	$5.31
Class C
Actual	$1,000.00	$1,062.10	$9.25
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,015.82	$9.05
Class F
Actual	$1,000.00	$1,068.00	$4.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.78	$4.06
Class F3
Actual	$1,000.00	$1,068.00	$3.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$3.66
Class I
Actual	$1,000.00	$1,068.00	$4.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.78	$4.06
Class R3
Actual	$1,000.00	$1,065.40	$6.71
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.30	$6.56
Class R4
Actual	$1,000.00	$1,066.10	$5.43
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.54	$5.31
Class R5
Actual	$1,000.00	$1,068.00	$4.15
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.78	$4.06
Class R6
Actual	$1,000.00	$1,068.00	$3.74
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$3.66

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.06% for Class A, 1.81% for Class C, 0.81% for Class F, 0.73% for Class F3, 0.81% for Class I, 1.31% for Class R3, 1.06% for Class R4, 0.81% for Class R5 and 0.73% for Class R6) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

July 31, 2021

Sector*	%**
Capital Goods	8.60%
Consumer Cyclical	13.37%
Consumer Discretionary	9.34%
Financial Services	5.04%
Health Care	17.51%
Materials & Processing	2.91%
Producer Durables	5.09%
Technology	31.92%
Telecommunications	0.95%
Transportation	2.59%
Repurchase Agreements	2.68%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Short Duration High Yield Fund

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	2/1/21	7/31/21	2/1/21 - 7/31/21
Class A
Actual	$1,000.00	$1,033.20	$3.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.56
Class C
Actual	$1,000.00	$1,029.30	$7.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.31	$7.55
Class F
Actual	$1,000.00	$1,034.30	$2.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.27	$2.56
Class F3
Actual	$1,000.00	$1,034.70	$2.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.61	$2.21
Class I
Actual	$1,000.00	$1,034.40	$2.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.27	$2.56
Class R3
Actual	$1,000.00	$1,031.80	$5.09
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.79	$5.06
Class R4
Actual	$1,000.00	$1,033.00	$3.83
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.03	$3.81
Class R5
Actual	$1,000.00	$1,034.30	$2.57
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.27	$2.56
Class R6
Actual	$1,000.00	$1,034.70	$2.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.61	$2.21

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.71% for Class A, 1.51% for Class C, 0.51% for Class F, 0.44% for Class F3, 0.51% for Class I, 1.01% for Class R3, 0.76% for Class R4, 0.51% for Class R5 and 0.44% for Class R6) multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

July 31, 2021

Sector*	%**
Asset Backed	4.22%
Basic Materials	4.97%
Communications	7.23%
Consumer Cyclical	27.47%
Consumer Non-Cyclical	9.31%
Energy	19.84%
Financial Services	11.95%
Industrial	8.53%
Mortgage Backed	1.39%
Technology	1.49%
Utilities	2.41%
Repurchase Agreements	1.19%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

CLIMATE FOCUSED BOND FUND July 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
LONG-TERM INVESTMENTS 72.33%

ASSET-BACKED SECURITIES 0.85%

Automobiles 0.42%
Tesla Auto Lease Trust 2021-A B†	1.02%	3/20/2025	$100		$100,684

Others 0.43%
TRP - TRIP Rail Master Funding LLC 2021-2 A†	2.15%	6/19/2051	100		101,042
Total Asset-Backed Securities (cost $200,051)					201,726

CONVERTIBLE BONDS 0.44%

Auto Manufacturers 0.08%
NIO, Inc. (China)†(a)	0.50%	2/1/2027	8		6,960
Tesla, Inc.	2.00%	5/15/2024	1		11,057
Total					18,017

Electronics 0.09%
Itron, Inc.†	Zero Coupon	3/15/2026	21		21,628

Energy-Alternate Sources 0.27%
Enphase Energy, Inc.†	Zero Coupon	3/1/2026	16		16,136
NextEra Energy Partners LP†	Zero Coupon	6/15/2024	9		9,077
SolarEdge Technologies, Inc. (Israel)†(a)	Zero Coupon	9/15/2025	15		17,962
Sunrun, Inc.†	Zero Coupon	2/1/2026	25		22,095
Total					65,270
Total Convertible Bonds (cost $105,016)					104,915

	Dividend Rate		Shares (000)

CONVERTIBLE PREFERRED STOCKS 0.07%

Electric
Algonquin Power & Utilities Corp. (Canada)(a) (cost $16,000)	7.75%		–	(b)	16,822

	Interest Rate	Maturity Date	Principal Amount (000)

CORPORATE BONDS 51.64%

Agriculture 0.33%
Darling Ingredients, Inc.†	5.25%	4/15/2027	$75		78,644

22	See Notes to Financial Statements.

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Apparel 0.51%
Chanel Ceres plc(c)	0.50%		7/31/2026	EUR	100	$120,663

Auto Manufacturers 0.47%
Tesla, Inc.†	5.30%		8/15/2025		$108	111,085

Auto Parts & Equipment 0.54%
Aptiv Corp.	4.15%		3/15/2024		25	27,111
Aptiv plc (Ireland)(a)	4.35%		3/15/2029		35	40,881
BorgWarner, Inc.	3.375%		3/15/2025		35	37,925
Dana, Inc.	4.25%		9/1/2030		23	23,935
Total						129,852

Banks 7.76%
AIB Group plc(c)	2.875% (5 yr. EUSA + 3.30%	)#	5/30/2031	EUR	100	127,753
Bank of Ireland Group plc(c)	0.375% (1 yr. EUSA + 0.77%	)#	5/10/2027	EUR	100	119,093
Bank of Nova Scotia (The) (Canada)(a)(d)	0.65%		7/31/2024		$25	25,036
Bank of Nova Scotia (The) (Canada)(a)	2.375%		1/18/2023		80	82,474
Barclays plc(c)	1.70% (5 yr. GUKG + 1.75%	)#	11/3/2026	GBP	100	141,383
CaixaBank SA(c)	1.25% (5 yr. EUSA + 1.63%	)#	6/18/2031	EUR	100	120,287
Citigroup, Inc.	1.678% (SOFR + 1.67%	)#	5/15/2024		$75	76,569
Industrial & Commercial Bank of China Ltd. (Luxembourg)(a)	2.875%		10/12/2022		200	205,190
ING Groep NV(c)	2.50%		11/15/2030	EUR	100	143,662
Intesa Sanpaolo SpA(c)	0.75%		3/16/2028	EUR	100	121,215
Kreditanstalt fuer Wiederaufbau(c)	0.875%		9/15/2026	GBP	75	106,337
Kreditanstalt fuer Wiederaufbau (Germany)(a)	2.00%		10/4/2022		$112	114,496
Landesbank Baden-Wuerttemberg(c)	1.50%		2/3/2025	GBP	100	141,943
Nordea Bank Abp(c)	0.50%		3/19/2031	EUR	100	121,628
Standard Chartered plc (United Kingdom)†(a)	1.214% (1 Yr Treasury CMT + .88%	)#	3/23/2025		$200	201,333
Total						1,848,399

Beverages 0.15%
PepsiCo, Inc.	2.875%		10/15/2049		35	36,917

Building Materials 0.60%
Johnson Controls International plc / Tyco Fire & Security Finance SCA	1.75%		9/15/2030		86	84,952
Owens Corning, Inc.	3.95%		8/15/2029		50	57,070
Total						142,022

See Notes to Financial Statements.	23

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)		Fair Value
Commercial Services 1.42%
Global Payments, Inc.	3.75%		6/1/2023			$30	$31,538
Massachusetts Institute of Technology	3.959%		7/1/2038			100	121,997
PayPal Holdings, Inc.	1.65%		6/1/2025			60	61,730
Techem Verwaltungsgesellschaft 674 mbH(c)	6.00%		7/30/2026		EUR	100	122,234
Total							337,499

Computers 0.14%
Apple, Inc.	3.00%		6/20/2027			$30	33,147

Distribution/Wholesale 0.51%
Rexel SA(c)	2.125%		6/15/2028		EUR	100	121,809

Diversified Financial Services 0.62%
LeasePlan Corp. NV(c)	0.25%		2/23/2026		EUR	100	119,244
Visa, Inc.	0.75%		8/15/2027			$28	27,650
Total							146,894

Electric 8.52%
AB Ignitis Grupe(c)	2.00%		7/14/2027		EUR	100	132,071
Clearway Energy Operating LLC†	3.75%		2/15/2031			$50	50,070
E.ON SE(c)	0.35%		2/28/2030		EUR	100	120,286
EDP - Energias de Portugal SA(c)	1.70% (5 yr. EUSA + 1.84%	)#	7/20/2080		EUR	100	120,693
EnBW Energie Baden-Wuerttemberg AG(c)	1.625% (EUAMDB05 + 1.73%	)#	8/5/2079		EUR	100	120,641
Energia Group NI FinanceCo PLC/Energia Group ROI Holdings DAC(c)	4.00%		9/15/2025		EUR	100	119,697
Engie SA(c)	0.375%		6/21/2027		EUR	100	121,985
Iberdrola International BV(c)	1.45% (5 yr. EUSA + 1.83%	)#	–	(e)	EUR	100	120,891
Interstate Power & Light Co.	3.50%		9/30/2049			$20	22,203
JSW Hydro Energy Ltd. (India)†(a)	4.125%		5/18/2031			200	198,765
Leeward Renewable Energy Operations LLC†	4.25%		7/1/2029			17	17,380
Liberty Utilities Finance GP 1†	2.05%		9/15/2030			35	34,560
MidAmerican Energy Co.	3.95%		8/1/2047			15	18,382
NextEra Energy Capital Holdings, Inc.	1.90%		6/15/2028			111	113,439
NextEra Energy Operating Partners LP†	4.50%		9/15/2027			55	59,450
Northern States Power Co/MN	2.60%		6/1/2051			50	50,043
Orsted AS(c)	2.25% (5 yr. EUSA + 1.90%	)#	–	(e)	EUR	100	124,659
Pattern Energy Operations LP/Pattern Energy Operations, Inc.†	4.50%		8/15/2028			$54	55,847

24	See Notes to Financial Statements.

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Electric (continued)
Ren Finance BV(c)	0.50%		4/16/2029	EUR	100	$120,846
Statnett SF(c)	0.518%		6/30/2023	SEK	2,000	233,824
Tucson Electric Power Co.	1.50%		8/1/2030		$60	58,259
Union Electric Co.	2.625%		3/15/2051		17	16,761
Total						2,030,752

Electrical Components & Equipment 0.56%
Signify NV(c)	2.375%		5/11/2027	EUR	100	132,943

Energy-Alternate Sources 5.97%
Alerion Cleanpower SpA(c)	3.125%		12/19/2025	EUR	50	61,225
Atlantica Sustainable Infrastructure plc (United Kingdom)†(a)	4.125%		6/15/2028		$200	207,910
EEW Energy from Waste GmbH(c)	0.361%		6/30/2026	EUR	100	120,725
Enviva Partners LP/Enviva Partners Finance Corp.†	6.50%		1/15/2026		$60	62,343
Greenko Dutch BV (Netherlands)†(a)	3.85%		3/29/2026		200	201,957
Investment Energy Resources Ltd.†	6.25%		4/26/2029		200	218,590
Nordex SE(c)	6.50%		2/1/2023	EUR	100	121,008
Renewable Energy Group, Inc.†	5.875%		6/1/2028		$30	31,326
Scatec ASA†(c)	1.952% (3 Mo. EURIBOR + 2.50%	)#	8/19/2025	EUR	200	234,284
TerraForm Power Operating LLC†	4.75%		1/15/2030		$75	79,125
Topaz Solar Farms LLC†	5.75%		9/30/2039		73	85,067
Total						1,423,560

Environmental Control 1.17%
Core & Main LP†	6.125%		8/15/2025		10	10,154
FCC Servicios Medio Ambiente Holding SAU(c)	1.661%		12/4/2026	EUR	100	126,778
Madison IAQ LLC†	5.875%		6/30/2029		$23	23,275
Paprec Holding SA†(c)	3.50%		7/1/2028	EUR	100	119,774
Total						279,981

Food 0.78%
Co-Operative Group Ltd.(c)	5.125%		5/17/2024	GBP	100	148,776
Sysco Corp.	2.40%		2/15/2030		$35	36,385
Total						185,161

Forest Products & Paper 0.10%
Suzano Austria GmbH (Brazil)(a)	3.75%		1/15/2031		24	25,033

Health Care-Services 0.46%
Kaiser Foundation Hospitals	3.15%		5/1/2027		100	110,515

See Notes to Financial Statements.	25

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
Insurance 0.30%
Prudential Financial, Inc.	1.50%	3/10/2026		$70	$71,591

Machinery-Diversified 0.49%
Mueller Water Products, Inc.†	4.00%	6/15/2029		50	51,835
Xylem Inc/NY	2.25%	1/30/2031		30	30,800
Xylem, Inc.	3.25%	11/1/2026		30	33,061
Total					115,696

Metal Fabricate/Hardware 0.48%
Advanced Drainage Systems, Inc.†	5.00%	9/30/2027		110	115,206

Mining 0.52%
Novelis Sheet Ingot GmbH†(c)	3.375%	4/15/2029	EUR	100	123,142

Miscellaneous Manufacturing 1.44%
Alstom SA(c)	0.25%	10/14/2026	EUR	100	120,171
Pentair Finance Sarl (Luxembourg)(a)	4.50%	7/1/2029		$85	100,332
Wabtec Transportation Netherlands BV(c)	1.25%	12/3/2027	EUR	100	122,601
Total					343,104

Multi-National 4.60%
Asian Development Bank(c)	2.45%	1/17/2024	AUD	105	81,129
Asian Development Bank (Philippines)(a)	3.125%	9/26/2028		$135	154,568
Asian Infrastructure Investment Bank (The)(c)	0.20%	12/15/2025	GBP	30	41,194
Asian Infrastructure Investment Bank (The) (China)(a)	0.50%	5/28/2025		$185	184,630
European Bank for Reconstruction & Development (United Kingdom)(a)	1.625%	9/27/2024		175	181,450
European Investment Bank (Luxembourg)(a)	2.125%	4/13/2026		100	106,909
European Investment Bank (Luxembourg)(a)	2.375%	5/24/2027		75	81,409
International Bank for Reconstruction & Development(c)	0.25%	1/29/2029	SEK	180	20,668
International Bank for Reconstruction & Development(c)	1.20%	7/22/2026	CAD	25	20,112
International Bank for Reconstruction & Development(c)	2.90%	11/26/2025	AUD	155	124,407
International Finance Corp.	2.00%	10/24/2022		$97	99,234
Total					1,095,710

Municipal 0.61%
Transport for London(c)	2.125%	4/24/2025	GBP	100	145,857

26	See Notes to Financial Statements.

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2021

Investments	Interest Rate		Maturity Date		Principal Amount (000)		Fair Value
Packaging & Containers 1.52%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance plc†(c)	3.00%		9/1/2029		EUR	100	$119,133
CANPACK SA/Eastern PA Land Investment Holding LLC†(c)	2.375%		11/1/2027		EUR	100	122,177
OI European Group BV(c)	2.875%		2/15/2025		EUR	100	120,653
Total							361,963

Pharmaceuticals 0.23%
Pfizer, Inc.	2.625%		4/1/2030			$50	54,255

Real Estate 1.67%
Canary Wharf Group Investment Holdings plc†(c)	2.625%		4/23/2025		GBP	200	282,928	(f)
Signa Development Finance SCS†(c)	5.50%		7/23/2026		EUR	100	114,621
Total							397,549

REITS 3.33%
Alexandria Real Estate Equities, Inc.	2.00%		5/18/2032			$22	21,939
Alexandria Real Estate Equities, Inc.	3.80%		4/15/2026			55	61,804
Cyrusone Europe Finance DAC(c)	1.125%		5/26/2028		EUR	100	119,890
Digital Dutch Finco BV(c)	1.00%		1/15/2032		EUR	100	120,678
Equinix, Inc.	1.55%		3/15/2028			$110	109,697
HAT Holdings I LLC/HAT Holdings II LLC†	3.75%		9/15/2030			102	101,918
Kilroy Realty LP	4.75%		12/15/2028			45	53,022
Piedmont Operating Partnership LP	3.15%		8/15/2030			60	62,322
UDR, Inc.	3.10%		11/1/2034			80	86,185
Weyerhaeuser Co.	6.875%		12/15/2033			40	55,963
Total							793,418

Retail 0.13%
Starbucks Corp.	4.45%		8/15/2049			25	31,932

Semiconductors 1.28%
Analog Devices, Inc.	2.95%		4/1/2025			83	89,145
Infineon Technologies AG(c)	3.625% (5 yr. EUSA + 4.00%	)#	–	(e)	EUR	100	132,249
NXP BV/NXP Funding LLC/NXP USA, Inc. (Netherlands)†(a)	3.40%		5/1/2030			$75	83,087
Total							304,481

Software 0.14%
Fiserv, Inc.	3.20%		7/1/2026			30	32,654

See Notes to Financial Statements.	27

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Telecommunications 1.06%
Swisscom Finance BV(c)	0.375%		11/14/2028	EUR	100	$122,262
Switch Ltd.†	3.75%		9/15/2028		$78	79,953
Verizon Communications, Inc.	3.875%		2/8/2029		45	51,688
Total						253,903

Transportation 1.01%
Ferrovie dello Stato Italiane SpA(c)	0.375%		3/25/2028	EUR	100	121,009
Hamburger Hochbahn AG(c)	0.125%		2/24/2031	EUR	100	119,622
Total						240,631

Water 2.22%
Aegea Finance Sarl (Luxembourg)†(a)	5.75%		10/10/2024		$200	206,651
American Water Capital Corp.	2.80%		5/1/2030		50	54,279
Canal de Isabel II Gestion SA(c)	1.68%		2/26/2025	EUR	100	126,120
Severn Trent Utilities Finance plc(c)	2.00%		6/2/2040	GBP	100	142,419
Total						529,469
Total Corporate Bonds (cost $11,902,868)						12,305,437

FLOATING RATE LOANS(g) 1.71%

Building & Construction 0.17%
Refficiency Holdings LLC 2020 Delayed Draw Term Loan(h)	4.75% (1 Mo. LIBOR + 4.00%	)	12/16/2027		$6	6,465
Refficiency Holdings LLC 2020 Term Loan	4.75% (1 Mo. LIBOR + 4.00%	)	12/16/2027		33	33,448
Total						39,913

Electric: Generation 0.13%
ExGen Renewables IV, LLC 2020 Term Loan	3.50% (3 Mo. LIBOR + 2.50%	)	12/15/2027		31	31,273

Environmental 0.55%
Bingo Industries Ltd. Term Loan (Australia)(a)	–	(i)	7/8/2028		20	19,925	(j)
Denali Water Solutions Term Loan B	5.00% (3 Mo. LIBOR + 4.25%	)	3/25/2028		62	62,096
EWT Holdings III Corp. 2021 Term Loan	2.625% (1 Mo. LIBOR + 2.50%	)	4/1/2028		50	49,573
Total						131,594

Integrated Energy 0.31%
Array Technologies, Inc. Term Loan B	3.75% (1 Mo. LIBOR + 3.25%	)	10/14/2027		76	74,194

28	See Notes to Financial Statements.

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2021

Investments	Interest Rate		Maturity Date	Principal Amount (000)		Fair Value
Machinery 0.28%
Filtration Group Corporation 2018 Term Loan B	3.92% (3 Mo. LIBOR + 3.00%	)	3/29/2025		$30	$29,411
Generac Power Systems, Inc. 2019 Term Loan B	1.846% (1 Mo. LIBOR + 1.75%	)	12/13/2026		38	37,685
Total						67,096

Personal & Household Products 0.27%
Osmosis Buyer Delayed Draw Term Loan	–	(i)	6/16/2028		7	6,952
Osmosis Buyer Term Loan B	–	(i)	7/30/2028		56	55,616
Total						62,568
Total Floating Rate Loans (cost $405,417)						406,638

FOREIGN GOVERNMENT OBLIGATIONS 11.17%

Canada 0.96%
Province of Ontario Canada(c)	1.85%		2/1/2027	CAD	145	120,152
Province of Quebec Canada(c)	1.85%		2/13/2027	CAD	130	108,004
Total						228,156

France 2.23%
Action Logement Services(c)	0.50%		10/30/2034	EUR	100	120,783
French Republic Government Bond OAT†(c)	0.50%		6/25/2044	EUR	135	160,698
SNCF Reseau(c)	0.75%		5/25/2036	EUR	100	124,776
Societe Nationale SNCF SA(c)	0.625%		4/17/2030	EUR	100	124,986
Total						531,243

Germany 0.26%
Bundesrepublik Deutschland Bundesanleihe(c)	Zero Coupon		8/15/2050	EUR	51	61,104

Italy 0.30%
Italy Buoni Poliennali Del Tesoro†(c)	1.50%		4/30/2045	EUR	60	72,009

Japan 0.84%
Development Bank of Japan, Inc. (Japan)†(a)	0.50%		3/4/2024		$200	200,312

Netherlands 2.57%
BNG Bank NV (Netherlands)†(a)	1.50%		10/16/2024		200	206,485
Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV (Netherlands)(a)	2.75%		2/20/2024		200	212,103
Nederlandse Waterschapsbank NV (Netherlands)(a)	1.00%		5/28/2030		200	194,790
Total						613,378

See Notes to Financial Statements.	29

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)		Fair Value
South Korea 0.89%
Korea Water Resources Corp. (South Korea)(a)	3.875%	5/15/2023		$200	$212,235

Spain 1.28%
Adif Alta Velocidad(c)	0.55%	4/30/2030	EUR	100	122,238
Autonomous Community of Madrid Spain(c)	0.419%	4/30/2030	EUR	150	182,059
Total					304,297

Sweden 1.84%
Kommuninvest I Sverige AB (Sweden)†(a)	1.625%	4/24/2023		$200	204,921
Sweden Government International Bond(c)	0.125%	9/9/2030	SEK	1,000	117,031
Sweden Government International Bond†(c)	0.125%	9/9/2030	SEK	1,000	117,030
Total					438,982
Total Foreign Government Obligations (cost $2,611,488)					2,661,716

MUNICIPAL BONDS 2.81%

Other Revenue 0.21%
City of Corpus Christi TX Utility System Revenue	1.966%	7/15/2030		$50	51,228

Tax Revenue 0.11%
Regional Transportation District Sales Tax Revenue	2.337%	11/1/2036		25	25,416

Taxable Revenue - Transportation 0.26%
Metropolitan Transportation Authority	5.175%	11/15/2049		45	61,108

Taxable Revenue - Water & Sewer 2.23%
City of Dallas TX Waterworks & Sewer System Revenue	2.772%	10/1/2040		75	77,216
City of Los Angeles CA Wastewater System Revenue	5.713%	6/1/2039		50	72,020
City of Philadelphia PA Water & Wastewater Revenue	1.734%	11/1/2028		40	40,657
City of San Francisco CA Public Utilities Commission Water Revenue	6.00%	11/1/2040		100	141,510
Middle Fork Project Finance Authority	5.00%	4/1/2036		50	63,720
New York City Water & Sewer System	5.75%	6/15/2041		50	75,654
San Diego County Water Authority	1.951%	5/1/2034		60	60,692
Total					531,469
Total Municipal Bonds (cost $651,490)					669,221

30	See Notes to Financial Statements.

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2021

Investments	Interest Rate	Maturity Date	Principal Amount (000)	Fair Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 0.44%
One Bryant Park Trust 2019-OBP A† (cost $102,171)	2.516%	9/15/2054	$100	$105,377

U.S. TREASURY OBLIGATIONS 3.20%
U.S. Treasury Bond	1.125%	5/15/2040	160	143,006
U.S. Treasury Bond	1.625%	11/15/2050	15	14,026
U.S. Treasury Bond	2.25%	8/15/2049	142	152,728
U.S. Treasury Note	0.75%	3/31/2026	235	236,093
U.S. Treasury Note	1.625%	5/15/2031	210	217,727
Total U.S. Treasury Obligations (cost $738,773)				763,580
Total Long-Term Investments (cost $16,733,274)				17,235,432

SHORT-TERM INVESTMENTS 0.85%

REPURCHASE AGREEMENTS
Repurchase Agreement dated 7/30/2021, 0.00% due 8/2/2021 with Fixed Income Clearing Corp. collateralized by $207,300 of U.S. Treasury Note at 0.375% due 7/15/2024; value: $207,364; proceeds: $203,247 (cost $203,247)			203	203,247
Total Investments in Securities 73.17% (cost $16,936,521)				17,438,679
Less Unfunded Loan Commitments (0.03)% (cost $6,452)(k)				(6,465)
Net Investments 73.15% (cost $16,930,069)				17,432,214
Other Assets and Liabilities - Net(l) 26.85%				6,399,300
Net Assets 100.00%				$23,831,514

AUD	Australian dollar.
CAD	Canadian dollar.
CMT	Constant maturity rate.
EUAMDB05	Euro constant maturity rate.
EUR	Euro.
EURIBOR	Euro Interbank Offered Rate.
EUSA	Euro Swap Rate.
GBP	British pound.
GUKG	UK Generic government yield.
LIBOR	London Interbank Offered Rate.
SEK	Swedish krona.
SOFR	Secured Over Night Financing Rate.

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At July 31, 2021, the total value of Rule 144A securities was $4,844,006, which represents 20.33% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at July 31, 2021.
(a)	Foreign security traded in U.S. dollars.

See Notes to Financial Statements.	31

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2021

(b)	Amount is less than 1,000 shares.
(c)	Investment in non-U.S. dollar denominated securities.
(d)	Securities purchased on a when-issued basis (See Note 2(i)).
(e)	Security is perpetual in nature and has no stated maturity.
(f)	Level 3 Investment as described in Note 2(m) in the Notes to Financials. Security valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.
(g)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at July 31, 2021.
(h)	Security is partially/fully unfunded. See Note 2(l).
(i)	Interest rate to be determined.
(j)	Level 3 Investment as described in Note 2(m) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(k)	See Note 2(l).
(l)	Other Assets and Liabilities - Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and futures contracts as follows:

Open Forward Foreign Currency Exchange Contracts at July 31, 2021:

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Australian dollar	Sell	State Street Bank and Trust	9/1/2021	282,000	$218,363	$206,974	$11,389
British pound	Sell	Barclays Bank plc	9/8/2021	822,000	1,163,957	1,142,679	21,278
Euro	Sell	State Street Bank and Trust	9/10/2021	20,000	23,785	23,743	42
Euro	Sell	State Street Bank and Trust	9/10/2021	4,916,000	6,015,417	5,835,925	179,492
Euro	Sell	State Street Bank and Trust	9/10/2021	100,000	119,572	118,713	859
Euro	Sell	State Street Bank and Trust	9/10/2021	100,000	119,573	118,713	860
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$213,920

32	See Notes to Financial Statements.

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2021

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
Euro	Buy	State Street Bank and Trust	9/10/2021	114,000	$135,623	$135,333	$(290)
Euro	Buy	State Street Bank and Trust	9/10/2021	216,000	258,264	256,420	(1,844)
Euro	Buy	Toronto Dominion Bank	9/10/2021	106,178	126,052	126,047	(5)
British pound	Sell	State Street Bank and Trust	9/8/2021	10,000	13,893	13,901	(8)
Canadian dollar	Sell	State Street Bank and Trust	10/20/2021	311,000	243,685	249,268	(5,583)
Euro	Sell	Goldman Sachs	9/10/2021	20,000	23,569	23,742	(173)
Euro	Sell	State Street Bank and Trust	9/10/2021	32,000	37,882	37,988	(106)
Euro	Sell	State Street Bank and Trust	9/10/2021	99,000	116,671	117,526	(855)
Euro	Sell	State Street Bank and Trust	9/10/2021	48,000	56,738	56,982	(244)
Euro	Sell	Toronto Dominion Bank	9/10/2021	112,000	132,838	132,959	(121)
Swedish krona	Sell	State Street Bank and Trust	10/21/2021	4,200,000	484,032	488,189	(4,157)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(13,386)

Open Futures Contracts at July 31, 2021:

Type	Expiration	Contracts	Position	Notional Amount		Notional Value		Unrealized Appreciation
Euro- Buxl	September 2021	1	Long	EUR	200,822	EUR	215,040	$16,866
U.S. Ultra Treasury Bond	September 2021	2	Long		$371,192		$399,063	27,871
Total Unrealized Appreciation on Open Futures Contracts								$44,737

Type	Expiration	Contracts	Position	Notional Amount		Notional Value		Unrealized Depreciation
Euro-Bobl	September 2021	7	Short	EUR	(939,388)	EUR	(947,520)	$(9,647)
Euro-Bund	September 2021	2	Short		(343,997)		(353,140)	(10,846)
U.S. 10-Year Ultra Treasury Note	September 2021	7	Short		$(1,015,323)		$(1,051,750)	(36,427)
U.S. 2-Year Treasury Note	September 2021	3	Long		662,107		661,969	(138)
U.S. 5-Year Treasury Note	September 2021	6	Short		(743,114)		(746,672)	(3,558)
Total Unrealized Depreciation on Open Futures Contracts								$(60,616)

See Notes to Financial Statements.	33

Schedule of Investments (continued)

CLIMATE FOCUSED BOND FUND July 31, 2021

The following is a summary of the inputs used as of July 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$201,726	$–	$201,726
Convertible Bonds	–	104,915	–	104,915
Convertible Preferred Stocks	16,822	–	–	16,822
Corporate Bonds
Real Estate Development & Management	–	114,621	282,928	397,549
Remaining Industries	–	11,907,888	–	11,907,888
Floating Rate Loans
Environmental	–	111,669	19,925	131,594
Less Unfunded Commitments	–	(6,465)	–	(6,465)
Remaining Industries	–	275,044	–	275,044
Foreign Government Obligations	–	2,661,716	–	2,661,716
Municipal Bonds	–	669,221	–	669,221
Non-Agency Commercial Mortgage-Backed Securities	–	105,377	–	105,377
U.S. Treasury Obligations	–	763,580	–	763,580
Short-Term Investments
Repurchase Agreements	–	203,247	–	203,247
Total	$16,822	$17,112,539	$302,853	$17,432,214

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$213,920	$–	$213,920
Liabilities	–	(13,386)	–	(13,386)
Futures Contracts
Assets	44,737	–	–	44,737
Liabilities	(60,616)	–	–	(60,616)
Total	$(15,879)	$200,534	$–	$184,655

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

34	See Notes to Financial Statements.

Schedule of Investments (concluded)

CLIMATE FOCUSED BOND FUND July 31, 2021

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

Investment Type	Asset-Backed Securities	Corporate Bonds	Floating Rate Loans
Balance as of August 1, 2020	$50,007	$–	$–
Accrued Discounts (Premiums)	1	(16)	43
Realized Gain (Loss)	251	–	127
Change in Unrealized Appreciation (Depreciation)	(17)	7,198	75
Purchases	–	275,746	53,700
Sales	(50,242)	–	(34,020)
Balance as of July 31, 2021	$–	$282,928	$19,925
Change in unrealized appreciation/depreciation for the year ended July 31, 2021, related to Level 3 investments held at July 31, 2021	$–	$7,198	$75

See Notes to Financial Statements.	35

Schedule of Investments

INTERNATIONAL GROWTH FUND July 31, 2021

Investments	Shares	U.S. $ Fair Value (000)
COMMON STOCKS 97.15%

Argentina 1.16%

Internet Software & Services
MercadoLibre, Inc. *	15	$24

Australia 2.56%

Capital Markets 0.58%
Macquarie Group Ltd.	108	12

Equity Real Estate Investment Trusts 0.72%
Goodman Group	896	15

Metals & Mining 1.26%
BHP Group Ltd.	652	26
Total Australia		53

Brazil 0.72%

Metals & Mining
Vale SA ADR	693	15

Canada 3.58%

Aerospace & Defense 0.97%
CAE, Inc. *	658	20

Banks 0.58%
Royal Bank of Canada	123	12

Insurance 0.63%
Intact Financial Corp.	99	13

Internet Software & Services 1.40%
Shopify, Inc. Class A *	19	29
Total Canada		74

China 4.26%

Interactive Media & Services 1.69%
Tencent Holdings Ltd.	571	35
Investments	Shares	U.S. $ Fair Value (000)
China (continued)

Internet & Direct Marketing Retail 0.73%
Alibaba Group Holding Ltd. ADR * 76		$15

Life Sciences Tools & Services 0.68%
Wuxi Biologics Cayman, Inc. *	944	14

Textiles, Apparel & Luxury Goods 1.16%
ANTA Sports Products Ltd.	1,099	24
Total China		88

Denmark 6.87%

Air Freight & Logistics 1.35%
DSV PANALPINA A/S	114	28

Beverages 0.92%
Carlsberg A/S Class B	106	19

Biotechnology 1.55%
Genmab A/S *	70	32

Health Care Equipment & Supplies 0.82%
GN Store Nord AS	200	17

Pharmaceuticals 2.23%
Novo Nordisk A/S Class B	495	46
Total Denmark		142

France 16.44%

Aerospace & Defense 2.27%
Airbus SE *	181	25
Safran SA	170	22
		47

Beverages 1.31%
Pernod Ricard SA	123	27

Chemicals 1.44%
Air Liquide SA	171	30

36	See Notes to Financial Statements.

Schedule of Investments (continued)

INTERNATIONAL GROWTH FUND July 31, 2021

Investments	Shares	U.S. $ Fair Value (000)
France (continued)

Information Technology Services 1.02%
Capgemini SE	96	$21

Life Sciences Tools & Services 1.31%
Sartorius Stedim Biotech	48	27

Personal Products 2.18%
L’Oreal SA	99	45

Professional Services 1.20%
Teleperformance	59	25

Software 1.02%
Dassault Systemes SE	370	21

Textiles, Apparel & Luxury Goods 4.69%
Kering SA	38	34
LVMH Moet Hennessy Louis Vuitton SE	79	63
		97
Total France		340

Germany 4.97%

Automobiles 0.63%
Volkswagen AG	39	13

Chemicals 0.77%
Symrise AG	109	16

Internet & Catalog Retail 1.11%
Zalando SE *	205	23

Semiconductors & Semiconductor Equipment 1.35%
Infineon Technologies AG	739	28

Textiles, Apparel & Luxury Goods 1.11%
adidas AG	63	23
Total Germany		103

Hong Kong 4.26%

Auto Components 0.44%
Xinyi Glass Holdings Ltd.	2,507	9
Investments	Shares	U.S. $ Fair Value (000)
Hong Kong (continued)

Capital Markets 0.92%
Hong Kong Exchanges & Clearing Ltd.	288	$19

Insurance 1.79%
AIA Group Ltd.	3,109	37

Machinery 1.11%
Techtronic Industries Co. Ltd.	1,267	23
Total Hong Kong		88

India 2.37%

Banks 1.31%
ICICI Bank Ltd. ADR	1,454	27

Information Technology Services 1.06%
Infosys Ltd. ADR	972	22
Total India		49

Indonesia 0.53%

Banks
Bank Rakyat Indonesia Persero Tbk PT	42,818	11

Ireland 0.87%

Construction Materials
CRH plc	351	18

Japan 11.80%

Auto Components 1.31%
Denso Corp.	390	27

Building Products 0.82%
Daikin Industries Ltd.	83	17

Electrical Equipment 2.03%
Fuji Electric Co., Ltd.	380	17
Nidec Corp.	226	25
		42

See Notes to Financial Statements.	37

Schedule of Investments (continued)

INTERNATIONAL GROWTH FUND July 31, 2021

Investments	Shares	U.S. $ Fair Value (000)
Japan (continued)

Electronic Equipment, Instruments & Components 3.00%
Keyence Corp.	69	$39
Murata Manufacturing Co., Ltd.	280	23
		62

Health Care Equipment & Supplies 1.02%
Hoya Corp.	152	21

Household Durables 1.84%
Sony Group Corp.	360	38

Machinery 1.01%
FANUC Corp.	93	21

Semiconductors & Semiconductor Equipment 0.77%
Tokyo Electron Ltd.	40	16
Total Japan		244

Netherlands 6.34%

Chemicals 1.06%
Akzo Nobel NV	179	22

Information Technology Services 1.60%
Adyen NV *	12	33

Semiconductors & Semiconductor Equipment 3.68%
ASML Holding NV	100	76
Total Netherlands		131

Norway 0.92%

Oil, Gas & Consumable Fuels
Equinor ASA	974	19

Saudi Arabia 1.11%

Internet & Direct Marketing Retail
Delivery Hero SE *	157	23

Investments	Shares	U.S. $ Fair Value (000)
South Korea 4.16%

Internet Software & Services 1.26%
NHN Corp.	69	$26

Semiconductors & Semiconductor Equipment 0.87%
SK Hynix, Inc.	180	18

Technology Hardware, Storage & Peripherals 2.03%
Samsung Electronics Co., Ltd.	622	42
Total South Korea		86

Spain 1.98%

Diversified Telecommunication Services 1.30%
Cellnex Telecom SA	414	27

Electric: Utilities 0.68%
Iberdrola SA	1,169	14
Total Spain		41

Sweden 2.42%

Machinery
Atlas Copco AB A Shares	415	28
Epiroc AB	943	22
Total Sweden		50

Switzerland 7.45%

Food Products 3.29%
Nestle SA Registered Shares	541	68

Life Sciences Tools & Services 2.03%
Lonza Group AG	54	42

Pharmaceuticals 2.13%
Roche Holding AG	113	44
Total Switzerland		154

38	See Notes to Financial Statements.

Schedule of Investments (concluded)

INTERNATIONAL GROWTH FUND July 31, 2021

Investments	Shares	U.S. $ Fair Value (000)
Taiwan 5.66%

Entertainment 1.02%
Sea Ltd. ADR *	78	$21

Semiconductors & Semiconductor Equipment 4.64%
MediaTek, Inc.	402	13
Taiwan Semiconductor Manufacturing Co., Ltd.	2,264	47
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	303	36
		96
Total Taiwan		117

United Kingdom 5.32%

Beverages 1.80%
Diageo plc	754	37

Insurance 0.48%
Prudential plc	552	10
Investments	Shares	U.S. $ Fair Value (000)
United Kingdom (continued)

Multi-Line Retail 0.82%
Next plc *	151	$17

Pharmaceuticals 2.22%
AstraZeneca plc	399	46
Total United Kingdom		110

United States 1.40%

Electrical Equipment
Schneider Electric SE	174	29
Total Common Stocks (cost $1,978,615)		2,009
Total Investments in Securities 97.15% (cost $1,978,615)		2,009
Other Assets and Liabilities - Net 2.85%		59
Net Assets 100.00%		$2,068

ADR	American Depositary Receipt.
*	Non-income producing security.

The following is a summary of the inputs used as of July 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks
Argentina	$24	$–	$–	$24
Brazil	15	–	–	15
Canada	74	–	–	74
China	15	73	–	88
India	49	–	–	49
Taiwan	57	60	–	117
Remaining Countries	–	1,642	–	1,642
Total	$234	$1,775	$–	$2,009

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

See Notes to Financial Statements.	39

Schedule of Investments

MID CAP INNOVATION GROWTH FUND July 31, 2021

Investments	Shares	Fair Value (000)
COMMON STOCKS 98.25%

Advertising 0.72%
Trade Desk, Inc. (The) Class A*	521	$43

Aerospace/Defense 1.46%
HEICO Corp.	361	49
TransDigm Group, Inc.*	59	38
Total		87

Apparel 3.00%
Crocs, Inc.*	870	118
Deckers Outdoor Corp.*	149	61
Total		179

Banks: Regional 1.61%
First Republic Bank	139	27
SVB Financial Group*	80	44
Western Alliance Bancorp	272	25
Total		96

Biotechnology Research & Production 3.61%
Arena Pharmaceuticals, Inc.*	382	24
Argenx SE ADR*	81	25
Horizon Therapeutics plc*	612	61
Intra-Cellular Therapies, Inc.*	1,380	47
Rocket Pharmaceuticals, Inc.*	742	26
TG Therapeutics, Inc.*	916	32
Total		215

Building Materials 1.75%
Trex Co., Inc.*	465	45
Vulcan Materials Co.	327	59
Total		104

Business Services 2.28%
Avalara, Inc.*	178	30
Chegg, Inc.*	422	37
Shift4 Payments, Inc. Class A*	767	69
Total		136
Investments	Shares	Fair Value (000)
Computer Hardware 7.02%

Crowdstrike Holdings, Inc. Class A*	462	$117
Endava plc ADR*	500	65
EPAM Systems, Inc.*	177	99
Logitech International SA (Switzerland)(a)	413	45
Zscaler, Inc.*	391	92
Total		418

Computer Software 14.60%
Bill.com Holdings, Inc.*	405	84
Datadog, Inc. Class A*	430	48
DocuSign, Inc.*	427	127
Dynatrace, Inc.*	1,261	81
Elastic NV*	212	31
Five9, Inc.*	311	63
HubSpot, Inc.*	244	145
Lightspeed POS, Inc. (Canada)*(a)	577	49
MSCI, Inc.	161	96
Paycom Software, Inc.*	136	54
RingCentral, Inc. Class A*	115	31
Twilio, Inc. Class A*	162	61
Total		870

Construction/Homebuilding 1.19%
LGI Homes, Inc.*	415	71

Drugs 3.14%
DexCom, Inc.*	210	108
Elanco Animal Health, Inc.*	842	31
Intellia Therapeutics, Inc.*	341	48
Total		187

Electrical Equipment 8.68%
Brooks Automation, Inc.	528	47
Entegris, Inc.	733	89
KLA Corp.	332	116
MKS Instruments, Inc.	475	74
Monolithic Power Systems, Inc.	196	88

40	See Notes to Financial Statements.

Schedule of Investments (continued)

MID CAP INNOVATION GROWTH FUND July 31, 2021

Investments	Shares	Fair Value (000)
Electrical Equipment (continued)
Skyworks Solutions, Inc.	316	$58
Xilinx, Inc.	300	45
Total		517

Electrical: Household 2.84%
AMETEK, Inc.	384	53
Generac Holdings, Inc.*	276	116
Total		169

Electronics 3.19%
Agilent Technologies, Inc.	580	89
Trimble, Inc.*	1,184	101
Total		190

Entertainment 3.34%
Caesars Entertainment, Inc.*	534	47
Live Nation Entertainment, Inc.* 1,058	84
Warner Music Group Corp. Class A	1,810	68
Total		199

Equity Real Estate Investment Trusts 1.19%
SBA Communications Corp.	209	71

Health Care Products 10.94%
Align Technology, Inc.*	122	85
Cooper Cos., Inc. (The)	106	45
Edwards Lifesciences Corp.*	822	92
IDEXX Laboratories, Inc.*	225	153
Insulet Corp.*	286	80
Natera, Inc.*	533	61
Penumbra, Inc.*	113	30
Repligen Corp.*	432	106
Total		652

Household Equipment/Products 0.47%
Scotts Miracle-Gro Co. (The)	160	28

Household Furnishings 0.97%
Sonos, Inc.*	1,746	58
Investments	Shares	Fair Value (000)
Machinery: Industrial/Specialty 3.05%
Cognex Corp.	669	$60
Dover Corp.	463	77
Stanley Black & Decker, Inc.	226	45
Total		182

Manufacturing 2.08%
Axon Enterprise, Inc.*	667	124

Retail 10.49%
Burlington Stores, Inc.*	235	79
Carvana Co.*	250	84
Chipotle Mexican Grill, Inc.*	35	65
Five Below, Inc.*	470	91
Lithia Motors, Inc. Class A	163	62
Lululemon Athletica, Inc. (Canada)*(a)	158	63
O’Reilly Automotive, Inc.*	90	54
RH*	105	70
Tractor Supply Co.	313	57
Total		625

Technology 5.96%
Bumble, Inc. Class A*	767	39
Etsy, Inc.*	146	27
Lyft, Inc. Class A*	1,730	96
Match Group, Inc.*	504	80
Roku, Inc.*	264	113
Total		355

Telecommunications 0.96%
Arista Networks, Inc.*	149	57

Transportation: Miscellaneous 1.26%
Old Dominion Freight Line, Inc.	278	75

Transportation: Miscellaneous 1.36%
XPO Logistics, Inc.*	585	81

Wholesale 1.09%
Copart, Inc.*	442	65
Total Common Stocks (cost $5,156,125)		5,854

See Notes to Financial Statements.	41

Schedule of Investments (concluded)

MID CAP INNOVATION GROWTH FUND July 31, 2021

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENTS 2.71%

Repurchase Agreements

Repurchase Agreement dated 7/30/2021, 0.00% due 8/2/2021 with Fixed Income Clearing Corp. collateralized by $164,500 of U.S. Treasury Note at 0.375% due 07/15/2024; value: $164,551; proceeds: $161,254 (cost $161,254)	$161	$161
Total Investments in Securities 100.96% (cost $5,317,379)		6,015
Other Assets and Liabilities - Net (0.96)%		(57)
Net Assets 100.00%		$5,958

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of July 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$5,854	$–	$–	$5,854
Short-Term Investments
Repurchase Agreements	–	161	–	161
Total	$5,854	$161	$–	$6,015

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

42	See Notes to Financial Statements.

Schedule of Investments

SHORT DURATION HIGH YIELD FUND July 31, 2021

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
LONG-TERM INVESTMENTS 97.31%

ASSET-BACKED SECURITIES 4.15%

Others
AMMC CLO 15 Ltd. 2014-15A DRR†	3.526% (3 Mo. LIBOR + 3.40%	)#	1/15/2032	$100	$99,718
CIFC Funding III Ltd. 2021-3A D†	3.148% (3 Mo. LIBOR + 3.00%	)#	7/15/2036	150	149,415
TCW CLO Ltd. 2017-1A DR†	3.28% (3 Mo. LIBOR + 3.15%	)#	7/29/2029	100	99,812
Voya CLO Ltd. 2019-1A BR†	1.676% (3 Mo. LIBOR + 1.55%	)#	4/15/2031	150	150,384
Webster Park CLO Ltd. 2015-1A BR†	1.934% (3 Mo. LIBOR + 1.80%	)#	7/20/2030	250	249,384
Total Asset-Backed Securities (cost $745,351)					748,713

CONVERTIBLE BONDS 2.64%

Auto Manufacturers 0.18%
NIO, Inc. (China)†(a)	0.50%		2/1/2027	37	32,190

Biotechnology 0.28%
Illumina, Inc.	Zero Coupon		8/15/2023	26	32,987
Novavax, Inc.	3.75%		2/1/2023	11	17,456
Total					50,443

Commercial Services 0.09%
Square, Inc.	0.125%		3/1/2025	8	16,750

Energy-Alternate Sources 0.09%
Enphase Energy, Inc.†	Zero Coupon		3/1/2026	16	16,136

Health Care-Products 0.21%
Nevro Corp.	2.75%		4/1/2025	10	16,506
Repligen Corp.	0.375%		7/15/2024	10	21,631
Total					38,137

Internet 0.65%
Q2 Holdings, Inc.	0.75%		6/1/2026	12	15,732
Sea Ltd. (Singapore)(a)	2.375%		12/1/2025	5	15,571
Shopify, Inc. (Canada)(a)	0.125%		11/1/2025	14	18,473
Snap, Inc.	0.75%		8/1/2026	11	36,142

See Notes to Financial Statements.	43

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2021

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Internet (continued)
Wayfair, Inc.†	0.625%	10/1/2025	$15	$14,625
Weibo Corp. (China)(a)	1.25%	11/15/2022	18	17,190
Total				117,733

Mining 0.10%
Livent Corp.	4.125%	7/15/2025	7	16,922

REITS 0.24%
IH Merger Sub LLC	3.50%	1/15/2022	15	26,812
Pebblebrook Hotel Trust	1.75%	12/15/2026	15	16,793
Total				43,605

Retail 0.18%
Burlington Stores, Inc.	2.25%	4/15/2025	10	16,388
Dick’s Sporting Goods, Inc.	3.25%	4/15/2025	5	15,378
Total				31,766

Software 0.36%
Atlassian, Inc.	0.625%	5/1/2023	7	27,899
Five9, Inc.	0.50%	6/1/2025	23	37,159
Total				65,058

Transportation 0.26%
CryoPort, Inc.†	3.00%	6/1/2025	12	32,760
Scorpio Tankers, Inc. (Monaco)†(a)	3.00%	5/15/2025	15	14,604
Total				47,364
Total Convertible Bonds (cost $460,691)				476,104

CORPORATE BONDS 79.02%

Advertising 0.15%
Outfront Media Capital LLC / Outfront Media Capital Corp.†	6.25%	6/15/2025	25	26,603

Aerospace/Defense 2.50%
Howmet Aerospace, Inc.	6.875%	5/1/2025	80	93,197
Kratos Defense & Security Solutions, Inc.†	6.50%	11/30/2025	32	33,505
Spirit AeroSystems, Inc.†	5.50%	1/15/2025	75	78,844
SSL Robotics LLC†	9.75%	12/31/2023	9	9,922
TransDigm, Inc.	5.50%	11/15/2027	172	177,805
Triumph Group, Inc.	7.75%	8/15/2025	35	35,260
Triumph Group, Inc.†	8.875%	6/1/2024	20	22,175
Total				450,708

44	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2021

			Principal
	Interest	Maturity	Amount		Fair
Investments	Rate	Date	(000)		Value
Agriculture 0.19%
Turning Point Brands, Inc.†	5.625%	2/15/2026		$33	$34,429

Airlines 2.63%
Air Canada (Canada)†(a)(b)	3.875%	8/15/2026		36	36,132
American Airlines Group, Inc.†	3.75%	3/1/2025		79	70,408
American Airlines Inc/AAdvantage Loyalty IP Ltd.†	5.50%	4/20/2026		11	11,523
American Airlines, Inc.†	11.75%	7/15/2025		85	106,356
Delta Air Lines, Inc.†	7.00%	5/1/2025		20	23,538
Hawaiian Airlines 2013-1 Class A Pass Through Certificates	3.90%	7/15/2027		39	38,731
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd.†	5.75%	1/20/2026		47	49,134
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd.†	8.00%	9/20/2025		26	29,339
United Airlines 2020-1 Class A Pass Through Trust	5.875%	4/15/2029		13	14,471
United Airlines, Inc.†	4.375%	4/15/2026		92	94,772
Total					474,404

Apparel 0.49%
Tapestry, Inc.	4.25%	4/1/2025		26	28,339
William Carter Co. (The)†	5.50%	5/15/2025		57	60,148
Total					88,487

Auto Manufacturers 4.82%
Ford Motor Co.	4.346%	12/8/2026		110	119,006
Ford Motor Co.	9.00%	4/22/2025		408	502,738
JB Poindexter & Co., Inc.†	7.125%	4/15/2026		19	20,074
Mclaren Finance plc(c)	5.00%	8/1/2022	GBP	100	139,000
Tesla, Inc.†	5.30%	8/15/2025		$66	67,885
Wabash National Corp.†	5.50%	10/1/2025		20	20,383
Total					869,086

Auto Parts & Equipment 0.75%
American Axle & Manufacturing, Inc.	6.25%	4/1/2025		38	39,408
Clarios Global LP†	6.75%	5/15/2025		13	13,824
Goodyear Tire & Rubber Co. (The)	9.50%	5/31/2025		24	26,603
Meritor, Inc.†	6.25%	6/1/2025		22	23,499
Tenneco, Inc.	5.00%	7/15/2026		32	31,600
Total					134,934

See Notes to Financial Statements.	45

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2021

					Principal
	Interest		Maturity		Amount	Fair
Investments	Rate		Date		(000)	Value
Banks 1.29%
Citigroup, Inc.	3.875% (5 Yr Treasury CMT + 3.42%	)#	–	(d)	$45	$46,170
Citigroup, Inc.	5.95% (3 Mo. LIBOR + 4.07%	)#	–	(d)	27	28,390
JPMorgan Chase & Co.	4.00% (SOFR + 2.75%	)#	–	(d)	78	78,829
Popular, Inc.	6.125%		9/14/2023		49	52,953
Texas Capital Bancshares, Inc.	4.00% (5 Yr Treasury CMT + 3.15%	)#	5/6/2031		25	26,045
Total						232,387

Building Materials 0.52%
Forterra Finance LLC/FRTA Finance Corp.†	6.50%		7/15/2025		41	44,033
Patrick Industries, Inc.†	7.50%		10/15/2027		20	21,788
PGT Innovations, Inc.†	6.75%		8/1/2026		27	28,312
Total						94,133

Chemicals 0.84%
GCP Applied Technologies, Inc.†	5.50%		4/15/2026		36	36,909
Ingevity Corp.†	4.50%		2/1/2026		53	54,033
Rain CII Carbon LLC/CII Carbon Corp.†	7.25%		4/1/2025		21	21,709
Tronox, Inc.†	6.50%		5/1/2025		37	39,301
Total						151,952

Coal 0.80%
Coronado Finance Pty Ltd. (Australia)†(a)	10.75%		5/15/2026		27	29,330
Natural Resource Partners LP / NRP Finance Corp.†	9.125%		6/30/2025		26	25,900
Peabody Energy Corp.†	6.375%		3/31/2025		7	5,534
Warrior Met Coal, Inc.†	8.00%		11/1/2024		82	83,697
Total						144,461

Commercial Services 1.59%
Ahern Rentals, Inc.†	7.375%		5/15/2023		15	13,643
Allied Universal Holdco LLC/Allied Universal Finance Corp.†	9.75%		7/15/2027		15	16,473
Alta Equipment Group, Inc.†	5.625%		4/15/2026		35	36,353
APX Group, Inc.	7.625%		9/1/2023		9	9,241
CPI CG, Inc.†	8.625%		3/15/2026		13	13,879
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc.†	5.00%		2/1/2026		18	18,675
Prime Security Services Borrower LLC / Prime Finance, Inc.†	5.25%		4/15/2024		39	41,730
Prime Security Services Borrower LLC / Prime Finance, Inc.†	5.75%		4/15/2026		30	32,925

46	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2021

					Principal
	Interest		Maturity		Amount	Fair
Investments	Rate		Date		(000)	Value
Commercial Services (continued)
Ritchie Bros Auctioneers, Inc. (Canada)†(a)	5.375%		1/15/2025		$15	$15,383
Sabre GLBL, Inc.†	7.375%		9/1/2025		14	14,980
Sabre GLBL, Inc.†	9.25%		4/15/2025		20	23,425
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.†	4.625%		11/1/2026		28	29,248
Team Health Holdings, Inc.†	6.375%		2/1/2025		23	21,362
Total						287,317

Computers 0.25%
Western Digital Corp.	4.75%		2/15/2026		40	44,450

Cosmetics/Personal Care 0.16%
Coty, Inc.†	5.00%		4/15/2026		14	14,146
Coty, Inc.†	6.50%		4/15/2026		15	15,095
Total						29,241

Distribution/Wholesale 0.07%
Avient Corp.†	5.75%		5/15/2025		12	12,623

Diversified Financial Services 5.14%
Advisor Group Holdings, Inc.†	10.75%		8/1/2027		29	32,118
Air Lease Corp.	4.65% (5 Yr Treasury CMT + 4.08%	)#	–	(d)	53	55,518
Aircastle Ltd.†	5.25%		8/11/2025		31	34,961
Aircastle Ltd.†	5.25% (5 Yr Treasury CMT + 4.41%	)#	–	(d)	32	32,400
Alliance Data Systems Corp.†	4.75%		12/15/2024		32	32,940
Ally Financial, Inc.	4.70% (5 Yr Treasury CMT + 3.87%	)#	–	(d)	49	51,377
Ally Financial, Inc.	5.75%		11/20/2025		25	28,616
Avolon Holdings Funding Ltd. (Ireland)†(a)	4.25%		4/15/2026		9	9,848
Avolon Holdings Funding Ltd. (Ireland)†(a)	5.50%		1/15/2026		15	17,137
Credit Acceptance Corp.†	5.125%		12/31/2024		22	22,811
Global Aircraft Leasing Co. Ltd. PIK 7.25%†	6.50%		9/15/2024		31	30,880
Jefferson Capital Holdings LLC†(b)	6.00%		8/15/2026		23	23,316
LD Holdings Group LLC†	6.50%		11/1/2025		26	26,646
Navient Corp.	6.75%		6/25/2025		120	133,793
OneMain Finance Corp.	7.125%		3/15/2026		63	74,261
OneMain Finance Corp.	8.25%		10/1/2023		58	65,950
OneMain Finance Corp.	8.875%		6/1/2025		88	96,908
PennyMac Financial Services, Inc.†	5.375%		10/15/2025		32	33,675
PHH Mortgage Corp.†	7.875%		3/15/2026		47	48,458
PRA Group, Inc.†	7.375%		9/1/2025		26	28,111

See Notes to Financial Statements.	47

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2021

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Diversified Financial Services (continued)
VistaJet Malta Finance plc/XO Management Holding, Inc. (Malta)†(a)	10.50%	6/1/2024	$43	$46,795
Total				926,519

Electric 1.86%
Calpine Corp.†	5.25%	6/1/2026	34	35,066
DPL, Inc.	4.125%	7/1/2025	37	39,718
Elwood Energy LLC	8.159%	7/5/2026	20	21,740
FirstEnergy Corp.	2.05%	3/1/2025	60	61,112
NextEra Energy Operating Partners LP†	3.875%	10/15/2026	35	36,956
NextEra Energy Operating Partners LP†	4.25%	9/15/2024	22	23,182
Talen Energy Supply LLC	6.50%	6/1/2025	41	24,281
Terraform Global Operating LLC†	6.125%	3/1/2026	36	37,110
Vistra Operations Co. LLC†	5.50%	9/1/2026	55	56,719
Total				335,884

Electrical Components & Equipment 0.15%
EnerSys†	5.00%	4/30/2023	26	27,219

Electronics 0.24%
Sensata Technologies BV†	5.00%	10/1/2025	30	33,525
Sensata Technologies BV†	5.625%	11/1/2024	8	8,924
Total				42,449

Energy-Alternate Sources 0.40%
Enviva Partners LP/Enviva Partners Finance Corp.†	6.50%	1/15/2026	33	34,289
TerraForm Power Operating LLC†	4.25%	1/31/2023	37	38,077
Total				72,366

Engineering & Construction 0.40%
Brundage-Bone Concrete Pumping Holdings, Inc.†	6.00%	2/1/2026	27	28,249
Fluor Corp.	3.50%	12/15/2024	41	42,947
Total				71,196

Entertainment 2.44%
AMC Entertainment Holdings, Inc. PIK 12.00%†	12.00%	6/15/2026	26	22,789
Buena Vista Gaming Authority†	13.00%	4/1/2023	20	21,610
Caesars Entertainment, Inc.†	6.25%	7/1/2025	84	88,812
Caesars Entertainment, Inc.†	8.125%	7/1/2027	6	6,606
Caesars Resort Collection LLC/CRC Finco, Inc.†	5.25%	10/15/2025	29	29,273
Caesars Resort Collection LLC/CRC Finco, Inc.†	5.75%	7/1/2025	13	13,682
CCM Merger, Inc.†	6.375%	5/1/2026	29	30,471

48	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2021

			Principal
	Interest	Maturity	Amount		Fair
Investments	Rate	Date	(000)		Value
Entertainment (continued)
Cinemark USA, Inc.†	5.875%	3/15/2026		$10	$9,838
Downstream Development Authority of the Quapaw Tribe of Oklahoma†	10.50%	2/15/2023		26	27,214
Inter Media & Communication SpA†(c)	4.875%	12/31/2022	EUR	93	110,395
Mohegan Gaming & Entertainment†	7.875%	10/15/2024		$9	9,440
Mohegan Gaming & Entertainment†	8.00%	2/1/2026		26	27,103
Raptor Acquisition Corp. / Raptor Co-Issuer LLC†	4.875%	11/1/2026		13	13,228
Scientific Games International, Inc.†	8.625%	7/1/2025		16	17,300
Vail Resorts, Inc.†	6.25%	5/15/2025		12	12,761
Total					440,522

Food 0.58%
Arcor SAIC (Argentina)†(a)	6.00%	7/6/2023		23	22,761
Chobani LLC/Chobani Finance Corp., Inc.†	7.50%	4/15/2025		38	39,699
Fresh Market, Inc. (The)†	9.75%	5/1/2023		15	15,508
Nathan’s Famous, Inc.†	6.625%	11/1/2025		25	25,681
Total					103,649

Forest Products & Paper 0.25%
Resolute Forest Products, Inc. (Canada)†(a)	4.875%	3/1/2026		44	45,578

Health Care-Services 3.90%
Air Methods Corp.†	8.00%	5/15/2025		44	41,573
Akumin, Inc.†	7.00%	11/1/2025		30	30,637
CHS/Community Health Systems, Inc.†	5.625%	3/15/2027		50	53,002
Global Medical Response, Inc.†	6.50%	10/1/2025		22	22,853
Hadrian Merger Sub, Inc.†	8.50%	5/1/2026		24	25,055
HCA, Inc.	5.375%	2/1/2025		75	85,099
HCA, Inc.	7.50%	12/15/2023		108	123,663
Legacy LifePoint Health LLC†	4.375%	2/15/2027		30	30,175
ModivCare, Inc.†	5.875%	11/15/2025		15	15,964
Radiology Partners, Inc.†	9.25%	2/1/2028		15	16,217
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.†	9.75%	12/1/2026		9	9,576
RP Escrow Issuer LLC†	5.25%	12/15/2025		33	33,860
Select Medical Corp.†	6.25%	8/15/2026		35	37,051
Tenet Healthcare Corp.†	4.625%	9/1/2024		91	93,161
Tenet Healthcare Corp.†	4.875%	1/1/2026		70	72,362
US Acute Care Solutions LLC†	6.375%	3/1/2026		13	13,536
Total					703,784

See Notes to Financial Statements.	49

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2021

				Principal
	Interest		Maturity	Amount		Fair
Investments	Rate		Date	(000)		Value
Home Builders 1.73%
Century Communities, Inc.	5.875%		7/15/2025		$36	$37,112
Forestar Group, Inc.†	3.85%		5/15/2026		76	77,005
Meritage Homes Corp.	6.00%		6/1/2025		17	19,317
New Home Co., Inc. (The)†	7.25%		10/15/2025		51	54,396
Picasso Finance Sub, Inc.†	6.125%		6/15/2025		11	11,674
STL Holding Co. LLC†	7.50%		2/15/2026		42	44,310
Taylor Morrison Communities, Inc./Monarch Communities, Inc.†	5.625%		3/1/2024		12	13,006
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.	5.875%		6/15/2024		50	55,468
Total						312,288

Home Furnishings 0.27%
WASH Multifamily Acquisition, Inc.†	5.75%		4/15/2026		47	49,233

Housewares 0.30%
CD&R Smokey Buyer, Inc.†	6.75%		7/15/2025		6	6,398
Newell Brands, Inc.	4.70%		4/1/2026		30	33,450
Newell Brands, Inc.	4.875%		6/1/2025		12	13,323
Total						53,171

Insurance 0.19%
Acrisure LLC/Acrisure Finance, Inc.†	7.00%		11/15/2025		7	7,115
Global Atlantic Fin Co.†	4.70% (5 Yr Treasury CMT + 3.80%	)#	10/15/2051		20	20,377
HUB International Ltd.†	7.00%		5/1/2026		7	7,255
Total						34,747

Internet 1.97%
Cogent Communications Group, Inc.(c)	4.375%		6/30/2024	EUR	100	120,998
Netflix, Inc.†	3.625%		6/15/2025		$136	146,204
TripAdvisor, Inc.†	7.00%		7/15/2025		30	32,067
Uber Technologies, Inc.†	7.50%		5/15/2025		12	12,881
Uber Technologies, Inc.†	8.00%		11/1/2026		40	42,900
Total						355,050

Iron-Steel 1.00%
Allegheny Technologies, Inc.	7.875%		8/15/2023		45	49,350
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada)†(a)	8.75%		7/15/2026		20	21,342
Cleveland-Cliffs, Inc.†	9.875%		10/17/2025		49	57,330

50	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2021

			Principal
	Interest	Maturity	Amount		Fair
Investments	Rate	Date	(000)		Value
Iron-Steel (continued)
U.S. Steel Corp.	6.25%	3/15/2026		$50	$51,563
Total					179,585

Leisure Time 3.38%
Carnival Corp.†	4.00%	8/1/2028		30	29,914
Carnival Corp.†	7.625%	3/1/2026		20	21,150
Carnival Corp.†	10.50%	2/1/2026		45	51,581
Carnival Corp.†	11.50%	4/1/2023		71	80,141
Life Time, Inc.†	5.75%	1/15/2026		36	36,674
NCL Corp. Ltd.†	3.625%	12/15/2024		33	31,436
NCL Corp. Ltd.†	5.875%	3/15/2026		14	14,123
NCL Corp. Ltd.†	12.25%	5/15/2024		17	20,081
Pinnacle Bidco PLC(c)	5.50%	2/15/2025	EUR	100	121,789
Royal Caribbean Cruises Ltd.†	9.125%	6/15/2023		$116	126,375
Royal Caribbean Cruises Ltd.†	11.50%	6/1/2025		45	51,581
Viking Cruises Ltd.†	6.25%	5/15/2025		25	24,911
Total					609,756

Lodging 1.47%
Boyd Gaming Corp.†	8.625%	6/1/2025		15	16,387
MGM Resorts International	5.50%	4/15/2027		25	27,199
MGM Resorts International	5.75%	6/15/2025		15	16,341
MGM Resorts International	6.00%	3/15/2023		72	76,170
MGM Resorts International	6.75%	5/1/2025		11	11,688
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.†	5.875%	5/15/2025		29	28,894
Travel + Leisure Co.	5.65%	4/1/2024		39	41,827
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	4.25%	5/30/2023		14	14,367
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.†	5.25%	5/15/2027		31	32,578
Total					265,451

Machinery-Diversified 0.16%
Clark Equipment Co.†	5.875%	6/1/2025		27	28,620

Machinery: Construction & Mining 0.14%
Manitowoc Co., Inc. (The)†	9.00%	4/1/2026		24	25,986

See Notes to Financial Statements.	51

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2021

					Principal
	Interest		Maturity		Amount	Fair
Investments	Rate		Date		(000)	Value
Media 1.87%
AMC Networks, Inc.	4.75%		8/1/2025		$48	$49,272
CCO Holdings LLC/CCO Holdings Capital Corp.†	5.75%		2/15/2026		32	33,178
CSC Holdings LLC	5.25%		6/1/2024		41	44,352
Diamond Sports Group LLC/Diamond Sports Finance Co.†	5.375%		8/15/2026		30	17,438
Diamond Sports Group LLC/Diamond Sports Finance Co.†	6.625%		8/15/2027		40	15,927
DISH DBS Corp.	5.875%		11/15/2024		50	53,934
Gray Television, Inc.†	7.00%		5/15/2027		50	53,584
Radiate Holdco LLC/Radiate Finance, Inc.†	4.50%		9/15/2026		35	36,269
Univision Communications, Inc.†	5.125%		2/15/2025		32	32,558
Total						336,512

Metal Fabricate/Hardware 0.41%
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.†	7.375%		12/15/2023		72	73,166

Mining 2.22%
Compass Minerals International, Inc.†	4.875%		7/15/2024		32	33,276
FMG Resources August 2006 Pty Ltd. (Australia)†(a)	4.50%		9/15/2027		83	90,839
FMG Resources August 2006 Pty Ltd. (Australia)†(a)	5.125%		5/15/2024		27	29,241
Freeport-McMoRan, Inc.	4.55%		11/14/2024		136	148,238
Hudbay Minerals, Inc. (Canada)†(a)	4.50%		4/1/2026		55	56,031
New Gold, Inc. (Canada)†(a)	6.375%		5/15/2025		21	21,656
Novelis Corp.†(b)	3.25%		11/15/2026		6	6,098
Novelis Corp.†	5.875%		9/30/2026		14	14,546
Total						399,925

Miscellaneous Manufacturing 1.48%
Bombardier, Inc. (Canada)†(a)	7.125%		6/15/2026		42	43,732
FXI Holdings, Inc.†	7.875%		11/1/2024		42	43,182
General Electric Co.	3.449% (3 Mo. LIBOR + 3.33%	)#	–	(d)	97	95,267
Hillenbrand, Inc.	5.75%		6/15/2025		18	19,250
Trinity Industries, Inc.	4.55%		10/1/2024		62	66,087
Total						267,518

Oil & Gas 12.92%
Aethon United BR LP/Aethon United Finance Corp.†	8.25%		2/15/2026		53	56,763
Antero Resources Corp.†	8.375%		7/15/2026		16	18,122
Apache Corp.	4.625%		11/15/2025		81	87,176

52	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2021

			Principal
	Interest	Maturity	Amount	Fair
Investments	Rate	Date	(000)	Value
Oil & Gas (continued)
Berry Petroleum Co. LLC†	7.00%	2/15/2026	$62	$61,225
California Resources Corp.†	7.125%	2/1/2026	84	86,163
Callon Petroleum Co.	6.125%	10/1/2024	46	43,180
Callon Petroleum Co.†	9.00%	4/1/2025	30	32,435
Centennial Resource Production LLC†	5.375%	1/15/2026	49	47,355
Citgo Holding, Inc.†	9.25%	8/1/2024	45	44,940
CITGO Petroleum Corp.†	7.00%	6/15/2025	65	66,809
Colgate Energy Partners III LLC†	7.75%	2/15/2026	69	74,263
Comstock Resources, Inc.†	7.50%	5/15/2025	4	4,155
Continental Resources, Inc.	3.80%	6/1/2024	111	116,532
CrownRock LP/CrownRock Finance, Inc.†	5.625%	10/15/2025	47	48,305
Endeavor Energy Resources LP/EER Finance, Inc.†	5.50%	1/30/2026	29	29,980
EQT Corp.†	3.125%	5/15/2026	25	25,784
EQT Corp.	6.625%	2/1/2025	70	80,987
Gulfport Energy Operating Corp.†	8.00%	5/17/2026	17	18,166
Independence Energy Finance LLC†	7.25%	5/1/2026	49	51,145
Laredo Petroleum, Inc.	9.50%	1/15/2025	55	56,581
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp.†	6.00%	8/1/2026	62	63,421
Matador Resources Co.	5.875%	9/15/2026	102	103,820
MEG Energy Corp. (Canada)†(a)	6.50%	1/15/2025	12	12,415
MEG Energy Corp. (Canada)†(a)	7.125%	2/1/2027	20	21,043
Murphy Oil Corp.	5.75%	8/15/2025	17	17,383
Murphy Oil Corp.	6.875%	8/15/2024	43	43,898
Nabors Industries Ltd.†	7.25%	1/15/2026	26	24,352
Nabors Industries, Inc.	5.75%	2/1/2025	8	6,810
Nabors Industries, Inc.†	9.00%	2/1/2025	40	41,367
Newfield Exploration Co.	5.625%	7/1/2024	46	50,956
Oasis Petroleum, Inc.†	6.375%	6/1/2026	38	39,378
Occidental Petroleum Corp.	5.55%	3/15/2026	290	317,914
Ovintiv Exploration, Inc.	5.375%	1/1/2026	25	28,232
PDC Energy, Inc.	5.75%	5/15/2026	45	46,613
PDC Energy, Inc.	6.125%	9/15/2024	38	38,781
Petroleos Mexicanos (Mexico)(a)	3.50%	1/30/2023	27	27,522
Precision Drilling Corp. (Canada)†(a)	6.875%	1/15/2029	16	16,480
Precision Drilling Corp. (Canada)†(a)	7.125%	1/15/2026	62	64,093
Range Resources Corp.	4.875%	5/15/2025	77	80,041
Range Resources Corp.	5.00%	3/15/2023	42	43,524

See Notes to Financial Statements.	53

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2021

					Principal
	Interest		Maturity		Amount	Fair
Investments	Rate		Date		(000)	Value
Oil & Gas (continued)
SM Energy Co.	5.625%		6/1/2025		$87	$85,585
Southwestern Energy Co.	6.45%		1/23/2025		72	78,927
Transocean Guardian Ltd.†	5.875%		1/15/2024		17	15,891
Transocean Sentry Ltd.†	5.375%		5/15/2023		11	10,437
Total						2,328,949

Oil & Gas Services 1.51%
ChampionX Corp	6.375%		5/1/2026		31	32,319
Oceaneering International, Inc.	4.65%		11/15/2024		97	96,636
TechnipFMC plc (United Kingdom)†(a)	6.50%		2/1/2026		66	70,752
Transocean Proteus Ltd.†	6.25%		12/1/2024		11	10,933
USA Compression Partners LP / USA Compression Finance Corp.	6.875%		4/1/2026		59	61,872
Total						272,512

Packaging & Containers 0.47%
Ball Corp.	5.25%		7/1/2025		36	40,648
Sealed Air Corp.†	5.125%		12/1/2024		20	21,762
Silgan Holdings, Inc.	4.75%		3/15/2025		15	15,252
Trident TPI Holdings, Inc.†	9.25%		8/1/2024		6	6,336
Total						83,998

Pharmaceuticals 0.90%
Bausch Health Americas, Inc.†	8.50%		1/31/2027		30	32,475
Bausch Health Americas, Inc.†	9.25%		4/1/2026		50	54,187
Endo Dac/Endo Finance LLC/Endo Finco, Inc. (Ireland)†(a)	6.00%		6/30/2028		31	20,965
Herbalife Nutrition Ltd./HLF Financing, Inc.†	7.875%		9/1/2025		29	31,538
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)(a)	2.80%		7/21/2023		24	23,754
Total						162,919

Pipelines 2.48%
Antero Midstream Partners LP/Antero Midstream Finance Corp.†	7.875%		5/15/2026		52	57,712
Buckeye Partners LP	3.95%		12/1/2026		16	16,231
Buckeye Partners LP†	4.125%		3/1/2025		12	12,477
Buckeye Partners LP	4.15%		7/1/2023		44	45,595
Buckeye Partners LP	6.375% (3 Mo. LIBOR + 4.02%	)#	1/22/2078		85	78,886
Energy Transfer LP	6.50% (5 Yr Treasury CMT + 5.69%	)#	–	(d)	49	50,412

54	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2021

					Principal
	Interest		Maturity		Amount		Fair
Investments	Rate		Date		(000)		Value
Pipelines (continued)
Northriver Midstream Finance LP (Canada)†(a)	5.625%		2/15/2026			$33	$34,087
Plains All American Pipeline LP	6.125% (3 Mo. LIBOR + 4.11%	)#	–	(d)		30	26,888
Rattler Midstream LP†	5.625%		7/15/2025			10	10,451
Western Midstream Operating LP	3.95%		6/1/2025			111	114,607
Total							447,346

Real Estate 1.33%
Peach Property Finance GmbH†(c)	4.375%		11/15/2025		EUR	100	124,309
Signa Development Finance SCS†(c)	5.50%		7/23/2026		EUR	100	114,621
Total							238,930

REITS 2.57%
EPR Properties	5.25%		7/15/2023			$37	39,096
HAT Holdings I LLC/HAT Holdings II LLC†	3.375%		6/15/2026			68	69,003
HAT Holdings I LLC/HAT Holdings II LLC†	6.00%		4/15/2025			74	77,984
Hospitality Properties Trust	4.65%		3/15/2024			25	25,518
IIP Operating Partnership LP†	5.50%		5/25/2026			20	20,929
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.†	4.25%		2/1/2027			15	14,994
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.†	5.25%		10/1/2025			38	38,682
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.†	4.625%		6/15/2025			8	8,524
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.	5.625%		5/1/2024			36	39,012
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer†	7.50%		6/1/2025			35	38,028
VICI Properties LP / VICI Note Co., Inc.†	3.50%		2/15/2025			63	64,298
XHR LP†	6.375%		8/15/2025			25	26,692
Total							462,760

Retail 5.01%
BCPE Ulysses Intermediate, Inc. PIK 8.50%†	7.75%		4/1/2027			40	40,261
Brinker International, Inc.†	5.00%		10/1/2024			63	66,819
Caleres, Inc.	6.25%		8/15/2023			6	6,043
Carvana Co.†	5.625%		10/1/2025			34	35,345
Gap, Inc. (The)†	8.625%		5/15/2025			15	16,443
Gap, Inc. (The)†	8.875%		5/15/2027			66	76,313
Golden Goose SpA†(c)	4.875% (3 Mo. EURIBOR + 4.88%	)#	5/14/2027		EUR	100	117,095

See Notes to Financial Statements.	55

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2021

				Principal
	Interest		Maturity	Amount		Fair
Investments	Rate		Date	(000)		Value
Retail (continued)
Guitar Center, Inc.†	8.50%		1/15/2026		$34	$36,338
IRB Holding Corp.†	6.75%		2/15/2026		9	9,281
IRB Holding Corp.†	7.00%		6/15/2025		20	21,350
L Brands, Inc.†	9.375%		7/1/2025		55	71,363
Lithia Motors, Inc.†	4.625%		12/15/2027		50	53,252
Macy’s Retail Holdings LLC	3.625%		6/1/2024		70	72,011
NMG Holding Co., Inc./Neiman Marcus Group LLC†	7.125%		4/1/2026		16	17,100
Party City Holdings, Inc.†	6.625%		8/1/2026		20	16,750
Party City Holdings, Inc.†	8.75%		2/15/2026		33	34,980
Penske Automotive Group, Inc.	3.50%		9/1/2025		24	24,825
Rite Aid Corp.†	8.00%		11/15/2026		22	22,113
Sally Holdings LLC/Sally Capital, Inc.†	8.75%		4/30/2025		15	16,321
Specialty Building Products Holdings LLC/SBP Finance Corp.†	6.375%		9/30/2026		18	18,990
Stonegate Pub Co. Financing plc(c)	5.75% (3 Mo. EURIBOR + 5.75%	)#	7/31/2025	EUR	100	118,773
White Cap Parent LLC PIK 8.25%†	8.25%		3/15/2026		$11	11,358
Total						903,124

Semiconductors 0.25%
Microchip Technology, Inc.	4.25%		9/1/2025		43	45,305

Software 0.22%
Fair Isaac Corp.†	5.25%		5/15/2026		20	22,809
Veritas US, Inc./Veritas Bermuda Ltd.†	7.50%		9/1/2025		17	17,644
Total						40,453

Telecommunications 1.38%
Sprint Corp.	7.625%		2/15/2025		175	206,518
Sprint Corp.	7.625%		3/1/2026		35	42,798
Total						249,316

Toys/Games/Hobbies 0.34%
Mattel, Inc.	3.15%		3/15/2023		38	38,905
Mattel, Inc.†	3.375%		4/1/2026		21	21,903
Total						60,808

Transportation 0.11%
Hertz Corp. (The)†(e)	5.50%		10/15/2024		22	770
Hertz Corp. (The)(e)	6.25%		10/15/2022		2	70

56	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2021

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Transportation (continued)
XPO Logistics, Inc.†	6.75%		8/15/2024	$19	$19,771
Total					20,611

Trucking & Leasing 0.30%
Fortress Transportation and Infrastructure Investors LLC†	6.50%		10/1/2025	52	53,950

Water 0.23%
Solaris Midstream Holdings LLC†	7.625%		4/1/2026	39	40,901
Total Corporate Bonds (cost $13,839,190)					14,247,271

FLOATING RATE LOANS(f) 9.79%

Aerospace 0.71%
Arcline FM Holdings, LLC 2021 1st Lien Term Loan	5.50% (3 Mo. LIBOR + 4.75%	)	6/23/2028	20	19,952
Atlantic Aviation FBO Inc. 2018 Term Loan B	3.85% (1 Mo. LIBOR + 3.75%	)	12/6/2025	16	15,954
SkyMiles IP Ltd. 2020 Skymiles Term Loan B	4.75% (3 Mo. LIBOR + 3.75%	)	10/20/2027	58	61,351
WP CPP Holdings, LLC 2018 Term Loan	4.75% (1 Mo. LIBOR + 3.75%	)	4/30/2025	32	31,375
Total					128,632

Automotive 0.51%
Chassix Inc. 2017 1st Lien Term Loan	6.50% (3 Mo. LIBOR + 5.50%	)	11/15/2023	20	19,745
Drive Chassis HoldCo, LLC 2019 2nd Lien Term Loan	7.119% (3 Mo. LIBOR + 7.00%	)	4/10/2026	33	33,727
Fastlane Parent Company, Inc. 2018 Add On 1st Lien Term Loan	4.592% (1 Mo. LIBOR + 4.50%	)	2/4/2026	38	37,731
Total					91,203

Chemicals 0.49%
ASP Unifrax Holdings Inc Term Loan B	3.897% (3 Mo. LIBOR + 3.75%	)	12/12/2025	17	16,363
Messer Industries GmbH 2018 USD Term Loan	2.647% (3 Mo. LIBOR + 2.50%	)	3/1/2026	19	18,390
Starfruit Finco B.V 2018 USD Term Loan B (Netherlands)(a)	2.835% (1 Mo. LIBOR + 2.75%	)	10/1/2025	53	52,808
Total					87,561

See Notes to Financial Statements.	57

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2021

				Principal
	Interest		Maturity	Amount		Fair
Investments	Rate		Date	(000)		Value
Consumer Non-Durable 0.11%
Anastasia Parent, LLC 2018 Term Loan B	3.897% (3 Mo. LIBOR + 3.75%)		8/11/2025	$25		$19,544

Energy 0.57%
BCP Raptor II, LLC 1st Lien Term Loan	4.842% (1 Mo. LIBOR + 4.75%	)	11/3/2025	39		38,149
Brazos Delaware II, LLC Term Loan B	4.085% (1 Mo. LIBOR + 4.00%	)	5/21/2025	31		30,136
Ulterra Drilling Technologies, LP Term Loan B	5.342% (1 Mo. LIBOR + 5.25%	)	11/26/2025	38		34,212
Total						102,497

Financial Services 0.35%
Advisor Group, Inc. 2021 Term Loan	4.592% (1 Mo. LIBOR + 4.50%	)	7/31/2026	39		38,703
SSH Group Holdings, Inc. 2018 1st Lien Term Loan	4.397% (3 Mo. LIBOR + 4.25%	)	7/30/2025	25		23,804
Total						62,507

Food/Tobacco 0.17%
Aramark Services, Inc. 2018 Term Loan B3	1.842% (1 Mo. LIBOR + 1.75%	)	3/11/2025	15		14,787
Sovos Brands Intermediate, Inc. 2021 Term Loan	5.00% (1 Mo. LIBOR + 4.25%	)	6/8/2028	16		15,800
Total						30,587

Healthcare 0.87%
Canopy Growth Corporation Term Loan (Canada)(a)	9.50% (6 Mo. LIBOR + 8.50%	)	3/18/2026	12		13,456
EyeCare Partners, LLC 2020 Term Loan	3.857% (1 Mo. LIBOR + 3.75%	)	2/18/2027	15		14,780
Heartland Dental, LLC 2018 1st Lien Term Loan	3.592% (1 Mo. LIBOR + 3.50%	)	4/30/2025	41		40,389
National Mentor Holdings, Inc. 2021 Delayed Draw Term Loan(g)	–	(h)	3/2/2028	–	(i)	108
National Mentor Holdings, Inc. 2021 Term Loan	–	(h)	2/18/2028	1		1,258
National Mentor Holdings, Inc. 2021 Term Loan C	–	(h)	3/2/2028	–	(i)	73
Pearl Intermediate Parent LLC 2018 1st Lien Term Loan	2.842% (1 Mo. LIBOR + 2.75%	)	2/14/2025	18		18,146

58	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2021

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Healthcare (continued)
Pearl Intermediate Parent LLC 2018 Incremental Term Loan	3.342% (1 Mo. LIBOR + 3.25%	)	2/14/2025	$1	$1,364
PetVet Care Centers, LLC 2021 Term Loan B3	4.25% (1 Mo. LIBOR + 3.50%	)	2/14/2025	4	4,429
U.S. Renal Care, Inc. 2019 Term Loan B	5.125% (1 Mo. LIBOR + 5.00%	)	6/26/2026	31	30,870
Wellpath Holdings, Inc. 2018 1st Lien Term Loan	5.592% (3 Mo. LIBOR + 5.50%	)	10/1/2025	33	32,434
Total					157,307

Information Technology 0.15%
Cvent, Inc. 1st Lien Term Loan B	4.75% (3 Mo. LIBOR + 3.75%	)	11/29/2024	15	15,400
Flexential Intermediate Corporation 2017 1st Lien Term Loan	3.647% (3 Mo. LIBOR + 3.50%	)	8/1/2024	13	11,745
Total					27,145

Insurance 0.09%
Asurion LLC 2018 Term Loan B7	3.092% (1 Mo. LIBOR + 3.00%	)	11/3/2024	16	15,617

Leisure 1.41%
Alterra Mountain Company Term Loan B1	2.842% (1 Mo. LIBOR + 2.75%	)	7/31/2024	18	17,701
Bulldog Purchaser Inc. 2018 Term Loan	3.885% (3 Mo. LIBOR + 3.75%	)	9/5/2025	16	15,386
City Football Group Limited Term Loan (United Kingdom)(a)	4.00% (3 Mo LIBOR + 3.50%	)	7/8/2028	36	36,405
CMBF LLC Delayed Draw Term Loan(g)	–	(h)	6/8/2028	4	4,375	(j)
Equinox Holdings, Inc. 2017 1st Lien Term Loan	4.00% (3 Mo. LIBOR + 3.00%	)	3/8/2024	4	3,298
Gibson Brands Inc. 2021 Term Loan	–	(h)	6/25/2028	21	20,398	(j)
Golden Nugget, Inc. 2017 Incremental Term Loan B	3.25% (2 Mo. LIBOR + 2.50%	)	10/4/2023	20	19,709
MND Holdings III Corp 2018 1st Lien Term Loan	4.50% (3 Mo. LIBOR + 3.50%	)	6/19/2024	36	34,749
Motion Finco Sarl Delayed Draw Term Loan B2 (Luxembourg)(a)	3.397% (3 Mo. LIBOR + 3.25%	)	11/12/2026	4	3,427

See Notes to Financial Statements.	59

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2021

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Leisure (continued)
Motion Finco Sarl USD Term Loan B1 (Luxembourg)(a)	3.397% (3 Mo. LIBOR + 3.25%	)	11/12/2026	$27	$25,875
Spectacle Gary Holdings LLC Delayed Draw Term Loan	11.00% (1 Mo. LIBOR + 9.00%	)	12/23/2025	2	1,908
Spectacle Gary Holdings LLC Term Loan B	11.00% (1 Mo. LIBOR + 9.00%	)	12/23/2025	24	26,370
TopGolf International, Inc. Term Loan B	7.00% (3 Mo. LIBOR + 6.25%	)	2/8/2026	25	25,306
United PF Holdings, LLC 2019 1st Lien Term Loan	4.147% (3 Mo. LIBOR + 4.00%	)	12/30/2026	20	19,080
Total					253,987

Manufacturing 0.55%
Array Technologies, Inc. Term Loan B	3.75% (1 Mo. LIBOR + 3.25%	)	10/14/2027	44	42,606
Associated Asphalt Partners, LLC 2017 Term Loan B	6.25% (1 Mo. LIBOR + 5.25%	)	4/5/2024	17	16,086
CMBF LLC Term Loan	–	(h)	6/8/2028	15	14,699	(j)
Electrical Components International, Inc. 2018 1st Lien Term Loan	4.342% (1 Mo. LIBOR + 4.25%	)	6/26/2025	7	6,557
LTI Holdings, Inc. 2018 Add On 1st Lien Term Loan	3.592% (1 Mo. LIBOR + 3.50%	)	9/6/2025	20	19,396
Total					99,344

Media/Telecommunications 0.77%
AMC Entertainment Holdings, Inc. 2019 Term Loan B	–	(h)	4/22/2026	19	16,682
Banijay Entertainment S.A.S USD Term Loan B (France)(a)	3.841% (1 Mo. LIBOR + 3.75%	)	3/1/2025	30	29,799
Cinemark USA, Inc. 2018 Term Loan B	1.85% (1 Mo. LIBOR + 1.75%	)	3/31/2025	20	18,449
CSC Holdings, LLC 2017 Term Loan B1	2.343% (1 Mo. LIBOR + 2.25%	)	7/17/2025	41	40,093
Cyxtera DC Holdings, Inc. Term Loan B	4.00% (6 Mo. LIBOR + 3.00%	)	5/1/2024	20	19,684
WideOpenWest Finance LLC 2017 Term Loan B	4.25% (1 Mo. LIBOR + 3.25%	)	8/18/2023	14	13,901
Total					138,608

60	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2021

				Principal
	Interest		Maturity	Amount	Fair
Investments	Rate		Date	(000)	Value
Metals/Minerals 0.24%
Alpha Metallurgical Resources, Inc. 2019 Term Loan	10.00% (3 Mo. LIBOR + 8.00%	)	6/14/2024	$47	$43,867

Real Estate 0.22%
Claros Mortgage Trust, Inc. Term Loan B	6.00% (1 Mo. LIBOR + 5.00%	)	8/9/2026	39	39,089	(j)

Retail 0.79%
BDF Acquisition Corp. 1st Lien Term Loan	6.25% (1 Mo. LIBOR + 5.25%	)	8/14/2023	15	14,849
Fogo De Chao, Inc. 2018 Add On Term Loan	5.25% (3 Mo. LIBOR + 4.25%	)	4/7/2025	18	17,803
Miller’s Ale House, Inc. 2018 Term Loan	4.839% (1 Mo. LIBOR + 4.75%	)	5/30/2025	32	30,880
Panera Bread Company Term Loan A	2.375% (1 Mo. LIBOR + 2.25%	)	7/18/2022	42	41,728
Rising Tide Holdings, Inc. Term Loan	5.50% (3 Mo. LIBOR + 4.75%	)	6/1/2028	21	21,553
Torrid LLC 2021 Term Loan B	6.25% (2 Mo. LIBOR + 5.50%	)	6/14/2028	16	16,406	(j)
Total					143,219

Service 0.72%
Brand Energy & Infrastructure Services, Inc. 2017 Term Loan	5.25% (3 Mo. LIBOR + 4.25%	)	6/21/2024	36	35,196
Deliver Buyer, Inc. Term Loan B	5.147% (3 Mo. LIBOR + 5.00%	)	5/1/2024	17	16,877
KUEHG Corp. 2018 Incremental Term Loan	4.75% (3 Mo. LIBOR + 3.75%	)	2/21/2025	29	28,926
NEP/NCP Holdco, Inc. 2018 1st Lien Term Loan	3.342% (1 Mo. LIBOR + 3.25%	)	10/20/2025	35	33,400
Robertshaw US Holding Corp 2018 1st Lien Term Loan	4.50% (1 Mo. LIBOR + 3.50%	)	2/28/2025	15	14,894
Total					129,293

Technology 0.30%
Grab Holdings Inc Term Loan B	5.50% (6 Mo. LIBOR + 4.50%	)	1/29/2026	25	25,565
Imperva, Inc. 1st Lien Term Loan	5.00% (3 Mo. LIBOR + 4.00%	)	1/12/2026	12	11,879

See Notes to Financial Statements.	61

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2021

				Principal
	Interest		Maturity	Amount		Fair
Investments	Rate		Date	(000)		Value
Technology (continued)
Liftoff Mobile Inc Term Loan	4.25% (3 Mo. LIBOR + 3.50%	)	3/17/2028	$17		$17,332
Optiv Security, Inc. 1st Lien Term Loan	4.25% (3 Mo. LIBOR + 3.25%	)	2/1/2024	–	(i)	53
Total						54,829

Transportation 0.19%
AIT Worldwide Logistics, Inc 2021 Term Loan	5.50% (1 Mo. LIBOR + 4.75%	)	4/6/2028	18		18,259
Granite Holdings US Acquisition Co. 2021 Term Loan B	4.147% (3 Mo. LIBOR + 4.00%	)	9/30/2026	17		16,829
Total						35,088

Utilities 0.58%
Astoria Energy LLC 2020 Term Loan B	4.50% (3 Mo. LIBOR + 3.50%	)	12/10/2027	30		29,766
Helix Gen Funding, LLC Term Loan B	4.75% (3 Mo. LIBOR + 3.75%	)	6/3/2024	21		20,684
Peabody Energy Corporation 2018 Term Loan	–	(h)	3/31/2025	50		37,396
USIC Holdings, Inc. 2021 2nd Lien Term Loan	7.25% (1 Mo LIBOR + 6.50%	)	5/14/2029	16		16,691
Total						104,537
Total Floating Rate Loans (cost $1,726,996)						1,764,461

NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 1.37%
BFLD 2019-DPLO F†	2.633% (1 Mo. LIBOR + 2.54%	)#	10/15/2034	33		32,518
Great Wolf Trust 2019-WOLF B†	1.427% (1 Mo. LIBOR + 1.33%	)#	12/15/2036	15		15,025
Great Wolf Trust 2019-WOLF D†	2.026% (1 Mo. LIBOR + 1.93%	)#	12/15/2036	27		26,953
Great Wolf Trust 2019-WOLF E†	2.825% (1 Mo. LIBOR + 2.73%	)#	12/15/2036	17		16,772
JPMorgan Chase Commercial Mortgage Securities Trust 2016-WIKI E†	4.009%	#(k)	10/5/2031	10		9,856
JPMorgan Chase Commercial Mortgage Securities Trust 2018-LAQ B†	1.393% (1 Mo. LIBOR + 1.30%	)#	6/15/2032	16		16,039
JPMorgan Chase Commercial Mortgage Securities Trust 2021 E†	3.943% (1 Mo. LIBOR + 3.85%	)#	3/15/2036	100		100,465

62	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2021

				Principal
	Interest		Maturity	Amount		Fair
Investments	Rate		Date	(000)		Value
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
KKR Industrial Portfolio Trust 2021-KDIP D†	1.343% (1 Mo. LIBOR + 1.25%	)#	12/15/2037	$10		$9,998
KKR Industrial Portfolio Trust 2021-KDIP E†	1.643% (1 Mo. LIBOR + 1.55%	)#	12/15/2037	10		9,993
KKR Industrial Portfolio Trust 2021-KDIP F†	2.143% (1 Mo. LIBOR + 2.05%	)#	12/15/2037	10		9,997
Total Non-Agency Commercial Mortgage-Backed Securities (cost $242,914)						247,616

	Dividend			Shares
	Rate			(000)

PREFERRED STOCKS 0.34%

Banks 0.18%
Synovus Financial Corp.	6.30%	#(l)		1		32,076

Media 0.16%
ViacomCBS, Inc.	5.75%			–	(m)	29,072
Total Preferred Stocks (cost $61,440)						61,148
Total Long-Term Investments (cost $17,076,582)						17,545,313

				Principal
				Amount
				(000)
SHORT-TERM INVESTMENTS 1.17%

REPURCHASE AGREEMENTS
Repurchase Agreement dated 7/30/2021, 0.00% due 8/2/2021 with Fixed Income Clearing Corp. collateralized by $215,500 of U.S. Treasury Note at 0.375% due 07/15/2024; value: $215,567; proceeds: $211,292 (cost $211,292)				$211		211,292
Total Investments in Securities 98.48% (cost $17,287,874)						17,756,605
Less Unfunded Loan Commitments (0.02%) (cost $4,336)(n)						(4,423)
Net Investments 98.46% (cost $17,283,538)						17,752,182
Other Assets and Liabilities - Net(o) 1.54%						277,720
Net Assets 100.00%						$18,029,902

See Notes to Financial Statements.	63

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2021

EUR	Euro.
GBP	British pound.
CMT	Constant Maturity Rate.
EURIBOR	Euro Interbank Offered Rate.
LIBOR	London Interbank Offered Rate.
PIK	Payment-in-kind.
SOFR	Secured Over Night Financing Rate.

†	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, unless registered under such Act or exempted from registration, may only be resold to qualified institutional buyers. At July 31, 2021, the total value of Rule 144A securities was $9,148,265, which represents 50.74% of net assets.
#	Variable rate security. The interest rate represents the rate in effect at July 31, 2021.
(a)	Foreign security traded in U.S. dollars.
(b)	Securities purchased on a when-issued basis (See Note 2(i)).
(c)	Investment in non-U.S. dollar denominated securities.
(d)	Security is perpetual in nature and has no stated maturity.
(e)	Defaulted (non-income producing security).
(f)	Floating Rate Loans in which the Fund invests generally pay interest at rates which are periodically re-determined at a margin above the London Interbank Offered Rate (“LIBOR”) or the prime rate offered by major U.S. banks. The rate(s) shown is the rate(s) in effect at July 31, 2021.
(g)	Security partially/fully unfunded. See Note 2(I).
(h)	Interest rate to be determined.
(i)	Amount is less than $1,000.
(j)	Level 3 Investment as described in Note 2(m) in the Notes to Financials. Floating Rate Loans categorized as Level 3 are valued based on a single quotation obtained from a dealer. Accounting principles generally accepted in the United States of America do not require the Fund to create quantitative unobservable inputs that were not developed by the Fund. Therefore, the Fund does not have access to unobservable inputs and cannot disclose such inputs in the valuation.
(k)	Interest rate is based on the weighted average interest rates of the underlying mortgages within the mortgage pool.
(l)	Variable Rate is Fixed to Float: Rate remains fixed or at Zero Coupon until designated future date.
(m)	Amount is less than 1,000 shares.
(n)	See Note 2(I).
(o)	Other Assets and Liabilities - Net include net unrealized appreciation/depreciation on forward foreign currency exchange contracts and futures contracts as follows:

Open Forward Foreign Currency Exchange Contracts at July 31, 2021:

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Appreciation
British pound	Sell	Barclays Bank plc	9/8/2021	101,000	$143,017	$140,402	$2,615
Euro	Sell	State Street Bank and Trust	9/10/2021	506,000	614,740	600,687	14,053
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$16,668

64	See Notes to Financial Statements.

Schedule of Investments (continued)

SHORT DURATION HIGH YIELD FUND July 31, 2021

Forward
Foreign					U.S. $
Currency					Cost on	U.S. $
Exchange	Transaction		Expiration	Foreign	Origination	Current	Unrealized
Contracts	Type	Counterparty	Date	Currency	Date	Value	Depreciation
Euro	Buy	Goldman Sachs	9/10/2021	6,000	$ 7,135	$ 7,123	$(12)
Euro	Sell	State Street Bank and Trust	9/10/2021	103,723	122,674	123,133	(459)
Euro	Sell	State Street Bank and Trust	9/10/2021	99,000	116,744	117,526	(782)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(1,253)

Open Futures Contracts at July 31, 2021:

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Appreciation
U.S. 2-Year Treasury Note	September 2021	9	Long	$1,983,726	$1,985,906	$2,180
U.S. 5-Year Treasury Note	September 2021	14	Long	1,739,306	1,742,234	2,928
Total Unrealized Appreciation on Open Futures Contracts						$5,108

The following is a summary of the inputs used as of July 31, 2021 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Asset-Backed Securities	$–	$748,713	$–	$748,713
Convertible Bonds	–	476,104	–	476,104
Corporate Bonds	–	14,247,271	–	14,247,271
Floating Rate Loans
Leisure	–	229,214	24,773	253,987
Less Unfunded Commitments	–	(48)	(4,375)	(4,423)
Manufacturing	–	84,645	14,699	99,344
Real Estate Investment Trusts	–	–	39,089	39,089
Retail	–	126,813	16,406	143,219
Remaining Industries	–	1,228,822	–	1,228,822
Non-Agency Commercial Mortgage-Backed Securities	–	247,616	–	247,616
Preferred Stocks	61,148	–	–	61,148
Short-Term Investments
Repurchase Agreements	–	211,292	–	211,292
Total	$61,148	$17,600,442	$90,592	$17,752,182

See Notes to Financial Statements.	65

Schedule of Investments (concluded)

SHORT DURATION HIGH YIELD FUND July 31, 2021

Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$–	$16,668	$–	$16,668
Liabilities	–	(1,253)	–	(1,253)
Futures Contracts
Assets	5,108	–	–	5,108
Liabilities	–	–	–	–
Total	$5,108	$15,415	$–	$20,523

(1)	Refer to Note 2(m) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. Each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation as the balance of Level 3 investments was not considered to be material to the Fund’s net assets at the beginning or end of the year.

66	See Notes to Financial Statements.

This page is intentionally left blank.

Statements of Assets and Liabilities

July 31, 2021

	Climate Focused Bond Fund	International Growth Fund
ASSETS:
Investments in securities, at cost	$16,930,069	$1,978,615
Investments in securities, at fair value	$17,432,214	$2,008,960
Cash	–	55,605
Deposits with brokers for futures collateral	21,699	–
Foreign cash, at value (cost $142,937, $2,610, $0 and $0, respectively)	140,441	2,613
Receivables:
Capital shares sold	6,010,622	–
Investment securities sold	287,938	18,596
Interest and dividends	110,261	415
From advisor (See Note 3)	9,841	24,461
Variation margin for futures contracts	1,154	–
Unrealized appreciation on forward foreign currency exchange contracts	213,920	–
Unrealized appreciation on unfunded commitments	13	–
Prepaid expenses and other assets	70,109	1,711
Total assets	24,298,212	2,112,361
LIABILITIES:
Payables:
Investment securities purchased	246,512	22,021
Capital shares reacquired	32	–
Offering costs	2,840	–
Management fee	5,293	1,130
To bank	–	–
12b-1 distribution plan	1,850	322
Fund administration	605	70
Trustees’ fees	394	–
Unrealized depreciation on forward foreign currency exchange contracts	13,386	–
Foreign currency overdraft (cost $119,207, $0, $0 and $1,695, respectively)	119,939	–
Distributions payable	25,213	–
Accrued expenses	50,634	21,094
Total liabilities	466,698	44,637
Commitments and contingent liabilities
NET ASSETS	$23,831,514	$2,067,724
COMPOSITION OF NET ASSETS:
Paid-in capital	$23,341,712	$2,050,090
Total distributable earnings (loss)	489,802	17,634
Net Assets	$23,831,514	$2,067,724

68	See Notes to Financial Statements.

Mid Cap Innovation Growth Fund	Short Duration High Yield Fund

$5,317,379	$17,283,538
$6,015,122	$17,752,182
–	–
–	13,990

–	–

3,549	108,142
54,527	301,400
92	233,075
6,137	14,972
–	2,272

–	16,668
–	87
14,499	96,097
6,093,926	18,538,885

112,183	333,999
–	28,122
–	14,988
3,212	6,621
–	9,170
989	2,980
198	589
49	348
–	1,253
–	1,701
–	72,825
19,278	36,387
135,909	508,983

$5,958,017	$18,029,902

$5,572,330	$17,407,428
385,687	622,474
$5,958,017	$18,029,902

See Notes to Financial Statements.	69

Statements of Assets and Liabilities (concluded)

July 31, 2021

	Climate Focused Bond Fund	International Growth Fund
Net assets by class:
Class A Shares	$4,366,148	$1,058,326
Class C Shares	$901,274	$101,726
Class F Shares	$3,865,827	$100,846
Class F3 Shares	$129,717	$10,086
Class I Shares	$14,042,207	$10,085
Class R3 Shares	$25,945	$10,079
Class R4 Shares	$25,945	$10,082
Class R5 Shares	$25,945	$10,084
Class R6 Shares	$448,506	$756,410
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	420,737	69,983
Class C Shares	86,857	6,732
Class F Shares	372,520	6,667
Class F3 Shares	12,500	667
Class I Shares	1,352,890	667
Class R3 Shares	2,500	667
Class R4 Shares	2,500	667
Class R5 Shares	2,500	666.50
Class R6 Shares	43,230	50,000
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$10.38	$15.12
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%, 5.75%, 5.75% and 2.25%, respectively)	$10.62	$16.04
Class C Shares-Net asset value	$10.38	$15.11
Class F Shares-Net asset value	$10.38	$15.13
Class F3 Shares-Net asset value	$10.38	$15.12
Class I Shares-Net asset value	$10.38	$15.12
Class R3 Shares-Net asset value	$10.38	$15.11
Class R4 Shares-Net asset value	$10.38	$15.12
Class R5 Shares-Net asset value	$10.38	$15.13
Class R6 Shares-Net asset value	$10.37	$15.13

70	See Notes to Financial Statements.

Mid Cap Innovation Growth Fund	Short Duration High Yield Fund

$2,507,727	$9,848,944
$449,490	$1,323,643
$1,047,981	$6,071,404
$10,784	$11,006
$118,562	$550,278
$10,747	$11,004
$57,956	$11,005
$10,778	$11,005
$1,743,992	$191,613

155,341	895,374
27,966	120,334
64,814	552,006
666.66	1,001
7,333	50,027
666.66	1,000
3,590	1,000.47
666.66	1,000.47
107,827	17,418

$16.14	$11.00

$17.12	$11.25
$16.07	$11.00
$16.17	$11.00
$16.18	$11.00
$16.17	$11.00
$16.12	$11.00
$16.14	$11.00
$16.17	$11.00
$16.17	$11.00

See Notes to Financial Statements.	71

Statements of Operations

For the Period Ended July 31, 2021

	Climate Focused Bond Fund	International Growth Fund*
Investment income:
Dividends (net of foreign withholding taxes of $0, $238, $0 and $0, respectively)	$–	$1,552
Interest and other (net of foreign withholding taxes of $997, $0, $0 and $0, respectively)	262,888	–
Total investment income	262,888	1,552
Expenses:
Management fee	48,728	1,489
12b-1 distribution plan-Class A	8,380	290
12b-1 distribution plan-Class C	7,573	113
12b-1 distribution plan-Class F	3,654	11
12b-1 distribution plan-Class R3	129	6
12b-1 distribution plan-Class R4	66	3
Professional	33,390	27,740
Registration	40,243	218
Offering costs	66,226	–
Reports to shareholders	20,951	500
Custody	9,757	2,250
Shareholder servicing	8,424	211
Market data	6,326	3,675
Fund administration	5,569	92
Trustees’ fees	508	3
Other	11,124	200
Gross expenses	271,048	36,801
Expense reductions (See Note 9)	(14)	–
Fees waived and expenses reimbursed (See Note 3)	(192,602)	(34,602)
Net expenses	78,432	2,199
Net investment income (loss)	184,456	(647)
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	388,957	(12,711)
Net realized gain (loss) on futures contracts	(36,097)	–
Net realized gain (loss) on forward foreign currency exchange contracts	(473,231)	–
Net realized gain (loss) on swap contracts	–	–
Net realized gain (loss) on foreign currency related transactions	(60,287)	(263)
Net change in unrealized appreciation/depreciation on investments	(75,876)	30,345
Net change in unrealized appreciation/depreciation on futures contracts	(3,717)	–
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts	491,809	–
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(6,492)	–
Net change in unrealized appreciation/depreciation on unfunded commitments	13	–
Net realized and unrealized gain (loss)	225,079	17,371
Net Increase in Net Assets Resulting From Operations	$409,535	$16,724

*	For the period June 18, 2021, commencement of operations, to July 31, 2021.

**	For the period December 28, 2020, commencement of operations, to July 31, 2021.

72	See Notes to Financial Statements.

Mid Cap Innovation Growth Fund**	Short Duration High Yield Fund

$3,791	$1,798

–	584,775
3,791	586,573

15,939	50,216
2,933	10,843
1,443	8,531
434	4,156
30	55
64	27
25,635	33,553
4,401	52,164
–	28,212
1,172	17,279
2,251	6,389
1,824	4,861
6,315	6,325
981	4,464
74	452
651	6,225
64,147	233,752
(2)	(11)
(40,289)	(157,473)
23,856	76,268
(20,065)	510,305

(310,244)	278,550
–	(13,597)
–	(22,030)
–	87
–	(3,930)
697,743	170,170
–	5,108

–	24,023

–	(218)

–	87
387,499	438,250
$367,434	$948,555

See Notes to Financial Statements.	73

Statements of Changes in Net Assets

	Climate Focused Bond Fund
INCREASE IN NET ASSETS	For the Year Ended July 31, 2021	For the Period Ended July 31, 2020(a)
Operations:
Net investment income	$184,456	$27,866
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts and foreign currency related transactions	(180,658)	45,617
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	405,737	276,850
Net increase in net assets resulting from operations	409,535	350,333
Distributions to shareholders:
Class A	(75,154)	(12,177)
Class C	(7,533)	(1,267)
Class F	(72,738)	(12,233)
Class F3	(2,667)	(527)
Class I	(90,755)	(12,233)
Class R3	(386)	(77)
Class R4	(449)	(89)
Class R5	(515)	(102)
Class R6	(8,066)	(1,265)
Total distributions to shareholders	(258,263)	(39,970)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	13,471,303	10,524,449
Reinvestment of distributions	61,913	1,346
Cost of shares reacquired	(689,132)	–
Net increase in net assets resulting from capital share transactions	12,844,084	10,525,795
Net increase in net assets	12,995,356	10,836,158
NET ASSETS:
Beginning of year	$10,836,158	$–
End of year	$23,831,514	$10,836,158

(a)	For the period May 20, 2020, commencement of operations, to July 31, 2020.

74	See Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

International Growth Fund
INCREASE IN NET ASSETS	For the Period Ended July 31, 2021(b)
Operations:
Net investment loss	$(647)
Net realized gain (loss) on investments and foreign currency related transactions	(12,974)
Net change in unrealized appreciation/depreciation on investments	30,345
Net increase in net assets resulting from operations	16,724
Capital share transactions (See Note 15):
Net proceeds from sales of shares	2,051,000
Net increase in net assets resulting from capital share transactions	2,051,000
Net increase in net assets	2,067,724
NET ASSETS:
Beginning of period	$–
End of period	$2,067,724

(b)	For the period June 18, 2021, commencement of operations, to July 31, 2021.

See Notes to Financial Statements.	75

Statements of Changes in Net Assets (continued)

Mid Cap Innovation Growth Fund
INCREASE IN NET ASSETS	For the Period Ended July 31, 2021(c)
Operations:
Net investment loss	$(20,065)
Net realized gain (loss) on investments	(310,244)
Net change in unrealized appreciation/depreciation on investments	697,743
Net increase in net assets resulting from operations	367,434
Capital share transactions (See Note 15):
Net proceeds from sales of shares	5,838,935
Cost of shares reacquired	(248,352)
Net increase in net assets resulting from capital share transactions	5,590,583
Net increase in net assets	5,958,017
NET ASSETS:
Beginning of period	$–
End of period	$5,958,017

(c)	For the period December 28, 2020, commencement of operations, to July 31, 2021.

76	See Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	Short Duration High Yield Fund
INCREASE IN NET ASSETS	For the Year Ended July 31, 2021	For the Period Ended July 31, 2020(d)
Operations:
Net investment income	$510,305	$77,762
Net realized gain (loss) on investments, futures contracts, forward foreign currency exchange contracts, swaps and foreign currency related transactions	239,080	26,058
Net change in unrealized appreciation/depreciation on investments, futures contracts, forward foreign currency exchange contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies	199,170	290,046
Net increase in net assets resulting from operations	948,555	393,866
Distributions to shareholders:
Class A	(305,369)	(25,478)
Class C	(44,095)	(7,256)
Class F	(255,287)	(41,437)
Class F3	(695)	(174)
Class I	(34,451)	(8,621)
Class R3	(633)	(158)
Class R4	(660)	(165)
Class R5	(687)	(172)
Class R6	(8,408)	(1,046)
Total distributions to shareholders	(650,285)	(84,507)
Capital share transactions (See Note 15):
Net proceeds from sales of shares	14,885,110	5,215,134
Reinvestment of distributions	302,676	3,156
Cost of shares reacquired	(2,978,603)	(5,200)
Net increase in net assets resulting from capital share transactions	12,209,183	5,213,090
Net increase in net assets	12,507,453	5,522,449
NET ASSETS:
Beginning of year	$5,522,449	$–
End of year	$18,029,902	$5,522,449

(d)	For the period April 22, 2020, commencement of operations, to July 31, 2020.

See Notes to Financial Statements.	77

Financial Highlights

CLIMATE FOCUSED BOND FUND

		Per Share Operating Performance:
		Investment Operations:					Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)		Net realized and unrealized gain		Total from invest- ment opera- tions	Net investment income	Net asset value, end of period
Class A
7/31/2021	$10.30	$0.13		$0.14		$0.27	$(0.19)	$10.38
5/20/2020 to 7/31/2020(c)	10.00	0.03	(d)	0.31	(d)	0.34	(0.04)	10.30
Class C
7/31/2021	10.30	0.05		0.13		0.18	(0.10)	10.38
5/20/2020 to 7/31/2020(c)	10.00	0.01	(d)	0.31	(d)	0.32	(0.02)	10.30
Class F
7/31/2021	10.30	0.15		0.14		0.29	(0.21)	10.38
5/20/2020 to 7/31/2020(c)	10.00	0.03	(d)	0.31	(d)	0.34	(0.04)	10.30
Class F3
7/31/2021	10.30	0.16		0.13		0.29	(0.21)	10.38
5/20/2020 to 7/31/2020(c)	10.00	0.03	(d)	0.31	(d)	0.34	(0.04)	10.30
Class I
7/31/2021	10.30	0.14		0.15		0.29	(0.21)	10.38
5/20/2020 to 7/31/2020(c)	10.00	0.03	(d)	0.31	(d)	0.34	(0.04)	10.30
Class R3
7/31/2021	10.30	0.10		0.13		0.23	(0.15)	10.38
5/20/2020 to 7/31/2020(c)	10.00	0.02	(d)	0.31	(d)	0.33	(0.03)	10.30
Class R4
7/31/2021	10.30	0.12		0.14		0.26	(0.18)	10.38
5/20/2020 to 7/31/2020(c)	10.00	0.02	(d)	0.32	(d)	0.34	(0.04)	10.30
Class R5
7/31/2021	10.30	0.15		0.14		0.29	(0.21)	10.38
5/20/2020 to 7/31/2020(c)	10.00	0.03	(d)	0.31	(d)	0.34	(0.04)	10.30
Class R6
7/31/2021	10.30	0.16		0.12		0.28	(0.21)	10.37
5/20/2020 to 7/31/2020(c)	10.00	0.03	(d)	0.31	(d)	0.34	(0.04)	10.30

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commencement of operations was on 5/20/2020, SEC effective date and date shares first became available to the public was 5/28/2020.
(d)	Net investment income and net realized and unrealized gain (loss) amounted to less than $0.01 for the period 5/20/2020 through 5/28/2020.
(e)	Total return for the period 5/28/2020 through 7/31/2020 was 3.47% for Class A, 3.32% for Class C, 3.52% for Class F, 3.53% for Class F3, 3.52% for Class I, 3.41% for Class R3, 3.46% for Class R4, 3.51% for Class R5, and 3.53% for Class R6.
(f)	Not annualized.
(g)	Annualized.

78	See Notes to Financial Statements.

		Ratios to Average Net Assets:						Supplemental Data:

Total return (%)(b)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

2.60		0.65		2.05		1.25		$4,366	69
3.37	(e)(f)	0.65	(g)	3.04	(g)	1.28	(g)	3,521	17	(f)

1.79		1.45		2.84		0.46		901	69
3.21	(e)(f)	1.45	(g)	3.84	(g)	0.49	(g)	622	17	(f)

2.81		0.45		1.95		1.45		3,866	69
3.41	(e)(f)	0.45	(g)	2.93	(g)	1.46	(g)	3,089	17	(f)

2.88		0.38		1.81		1.53		130	69
3.43	(e)(f)	0.38	(g)	2.63	(g)	1.53	(g)	129	17	(f)

2.80		0.45		1.72		1.40		14,042	69
3.41	(e)(f)	0.45	(g)	2.85	(g)	1.46	(g)	3,089	17	(f)

2.29		0.95		2.37		0.95		26	69
3.31	(e)(f)	0.95	(g)	3.33	(g)	0.98	(g)	26	17	(f)

2.54		0.70		2.12		1.20		26	69
3.36	(e)(f)	0.70	(g)	3.08	(g)	1.24	(g)	26	17	(f)

2.80		0.45		1.86		1.45		26	69
3.41	(e)(f)	0.45	(g)	2.83	(g)	1.49	(g)	26	17	(f)

2.88		0.38		1.79		1.52		449	69
3.43	(e)(f)	0.38	(g)	2.63	(g)	1.53	(g)	309	17	(f)

See Notes to Financial Statements.	79

Financial Highlights (continued)

INTERNATIONAL GROWTH FUND

		Per Share Operating Performance:
		Investment Operations:

	Net asset value, beginning of period	Net invest- ment income (loss)(a)(b)		Net realized and unrealized gain (loss)(b)	Total from invest- ment opera- tions	Net asset value, end of period	Total return (%)(c)(d)(e)
Class A
6/18/2021 to 7/31/2021(g)	$15.00	$(0.01)		$0.13	$0.12	$15.12	0.80
Class C
6/18/2021 to 7/31/2021(g)	15.00	(0.02)		0.13	0.11	15.11	0.73
Class F
6/18/2021 to 7/31/2021(g)	15.00	–	(h)	0.13	0.13	15.13	0.87
Class F3
6/18/2021 to 7/31/2021(g)	15.00	–	(h)	0.12	0.12	15.12	0.87
Class I
6/18/2021 to 7/31/2021(g)	15.00	–	(h)	0.12	0.12	15.12	0.87
Class R3
6/18/2021 to 7/31/2021(g)	15.00	(0.01)		0.12	0.11	15.11	0.80
Class R4
6/18/2021 to 7/31/2021(g)	15.00	(0.01)		0.13	0.12	15.12	0.80
Class R5
6/18/2021 to 7/31/2021(g)	15.00	–	(h)	0.13	0.13	15.13	0.87
Class R6
6/18/2021 to 7/31/2021(g)	15.00	–	(h)	0.13	0.13	15.13	0.87

(a)	Calculated using average shares outstanding during the period.
(b)	Net investment income and net realized and unrealized gain (loss) amounted to less than $0.01 for the period 6/18/2021 through 6/28/2021.
(c)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(d)	Not annualized.
(e)	Total return for the period 6/28/2021 through 7/31/2021 was (0.40%) for Class A, (0.46%) for Class C, (0.33%) for Class F, (0.33%) for Class F3, (0.33%) for Class I, (0.40%) for Class R3, (0.40%) for Class R4, (0.33%) for Class R5, and (0.33%) for Class R6.
(f)	Annualized.
(g)	Commencement of operations was on 6/18/2021, SEC effective date and date shares first became available to the public was 6/28/2021.
(h)	Amount less than $0.01.

80	See Notes to Financial Statements.

Ratios to Average Net Assets:			Supplemental Data:

Total expenses after waivers and/or reim- bursements (%)(f)	Total expenses (%)(f)	Net invest- ment income (loss) (%)(f)	Net assets, end of period (000)	Portfolio turnover rate (%)(d)

1.06	16.19	(0.38)	$1,058	5

1.81	16.91	(1.13)	102	5

0.81	16.02	(0.14)	101	5

0.73	15.76	(0.15)	10	5

0.81	15.85	(0.09)	10	5

1.31	16.38	(0.62)	10	5

1.06	16.12	(0.35)	10	5

0.81	15.85	(0.09)	10	5

0.73	15.78	(0.06)	756	5

See Notes to Financial Statements.	81

Financial Highlights (continued)

MID CAP INNOVATION GROWTH FUND

		Per Share Operating Performance:
		Investment Operations:

	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain	Total from invest- ment opera- tions	Net asset value, end of period	Total return (%)(b)(c)
Class A
12/28/2020 to 7/31/2021(e)	$15.00	$(0.08)	$1.22	$1.14	$16.14	7.60
Class C
12/28/2020 to 7/31/2021(e)	15.00	(0.15)	1.22	1.07	16.07	7.13
Class F
12/28/2020 to 7/31/2021(e)	15.00	(0.06)	1.23	1.17	16.17	7.80
Class F3
12/28/2020 to 7/31/2021(e)	15.00	(0.05)	1.23	1.18	16.18	7.80
Class I
12/28/2020 to 7/31/2021(e)	15.00	(0.06)	1.23	1.17	16.17	7.80
Class R3
12/28/2020 to 7/31/2021(e)	15.00	(0.10)	1.22	1.12	16.12	7.47
Class R4
12/28/2020 to 7/31/2021(e)	15.00	(0.08)	1.22	1.14	16.14	7.60
Class R5
12/28/2020 to 7/31/2021(e)	15.00	(0.06)	1.23	1.17	16.17	7.80
Class R6
12/28/2020 to 7/31/2021(e)	15.00	(0.05)	1.22	1.17	16.17	7.80

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Not annualized.
(d)	Annualized.
(e)	Commenced operations on December 28, 2020.

82	See Notes to Financial Statements.

Ratios to Average Net Assets:			Supplemental Data:

Total expenses after waivers and/or reim- bursements (%)(d)	Total expenses (%)(d)	Net invest- ment income (loss) (%)(d)	Net assets, end of period (000)	Portfolio turnover rate (%)(c)

1.06	2.70	(0.90)	$2,508	58

1.81	3.37	(1.64)	449	58

0.81	2.53	(0.65)	1,048	58

0.73	2.44	(0.59)	11	58

0.81	2.53	(0.67)	119	58

1.31	3.00	(1.15)	11	58

1.06	2.60	(0.89)	58	58

0.81	2.50	(0.64)	11	58

0.73	2.23	(0.56)	1,744	58

See Notes to Financial Statements.	83

Financial Highlights (concluded)

SHORT DURATION HIGH YIELD FUND

		Per Share Operating Performance:
		Investment Operations:					Distributions to shareholders from:

	Net asset value, beginning of period	Net invest- ment income(a)		Net realized and unrealized gain		Total from invest- ment opera- tions	Net investment income	Net realized gain
Class A
7/31/2021	$10.61	$0.48		$0.57		$1.05	$(0.59)	$(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.15	(d)	0.63	(d)	0.78	(0.17)	–
Class C
7/31/2021	10.61	0.42		0.55		0.97	(0.51)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.13	(d)	0.62	(d)	0.75	(0.14)	–
Class F
7/31/2021	10.61	0.52		0.55		1.07	(0.61)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.16	(d)	0.62	(d)	0.78	(0.17)	–
Class F3
7/31/2021	10.61	0.54		0.54		1.08	(0.62)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.16	(d)	0.62	(d)	0.78	(0.17)	–
Class I
7/31/2021	10.61	0.54		0.53		1.07	(0.61)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.16	(d)	0.62	(d)	0.78	(0.17)	–
Class R3
7/31/2021	10.62	0.48		0.53		1.01	(0.56)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.15	(d)	0.63	(d)	0.78	(0.16)	–
Class R4
7/31/2021	10.62	0.51		0.53		1.04	(0.59)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.15	(d)	0.63	(d)	0.78	(0.16)	–
Class R5
7/31/2021	10.61	0.54		0.53		1.07	(0.61)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.16	(d)	0.62	(d)	0.78	(0.17)	–
Class R6
7/31/2021	10.61	0.52		0.56		1.08	(0.62)	(0.07)
4/22/2020 to 7/31/2020(c)	10.00	0.16	(d)	0.62	(d)	0.78	(0.17)	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commencement of operations was on 4/22/2020, SEC effective date and date shares first became available to the public was 4/30/2020.
(d)	Net investment income and net realized and unrealized gain (loss) amounted to less than $.01 for the period 4/22/2020 through 4/30/2020.
(e)	Total return for the period 4/30/2020 through 7/31/2020 was 7.56% for Class A, 7.34% for Class C, 7.61% for Class F, 7.63% for Class F3, 7.61% for Class I, 7.48% for Class R3, 7.54% for Class R4, 7.61% for Class R5, and 7.63% for Class R6.
(f)	Not annualized.
(g)	Annualized.

84	See Notes to Financial Statements.

				Ratios to Average Net Assets:						Supplemental Data:

Total Distributions	Net asset value, end of period	Total return (%)(b)		Total expenses after waivers and/or reim- bursements (%)		Total expenses (%)		Net invest- ment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$(0.66)	$11.00	10.22		0.71		2.00		4.43		$9,849	69
(0.17)	10.61	7.81	(e)(f)	0.71	(g)	3.95	(g)	5.45	(g)	1,727	27	(f)

(0.58)	11.00	9.34		1.51		2.91		3.81		1,324	69
(0.14)	10.61	7.58	(e)(f)	1.51	(g)	4.74	(g)	4.64	(g)	584	27	(f)

(0.68)	11.00	10.43		0.51		2.03		4.80		6,071	69
(0.17)	10.61	7.87	(e)(f)	0.51	(g)	3.84	(g)	5.65	(g)	2,574	27	(f)

(0.69)	11.00	10.50		0.44		1.97		5.01		11	69
(0.17)	10.61	7.89	(e)(f)	0.44	(g)	3.66	(g)	5.72	(g)	11	27	(f)

(0.68)	11.00	10.44		0.51		2.02		4.94		550	69
(0.17)	10.61	7.87	(e)(f)	0.51	(g)	3.77	(g)	5.65	(g)	531	27	(f)

(0.63)	11.00	9.88		1.01		2.52		4.43		11	69
(0.16)	10.62	7.72	(e)(f)	1.01	(g)	4.21	(g)	5.15	(g)	11	27	(f)

(0.66)	11.00	10.15		0.76		2.26		4.69		11	69
(0.16)	10.62	7.79	(e)(f)	0.76	(g)	3.96	(g)	5.40	(g)	11	27	(f)

(0.68)	11.00	10.43		0.51		2.01		4.94		11	69
(0.17)	10.61	7.86	(e)(f)	0.51	(g)	3.71	(g)	5.65	(g)	11	27	(f)

(0.69)	11.00	10.50		0.44		1.85		4.81		192	69
(0.17)	10.61	7.89	(e)(f)	0.44	(g)	3.69	(g)	5.73	(g)	64	27	(f)

See Notes to Financial Statements.	85

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Trust I (the “Trust”), formerly Lord Abbett Equity Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory Trust on May 1, 2001. The Trust currently consists of the following four funds (separately, a “Fund” and collectively, the “Funds”) and their respective active share classes:

Funds	Classes
Lord Abbett Climate Focused Bond Fund (“Climate Focused Bond Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett International Growth Fund (“International Growth Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Mid Cap Innovation Growth Fund (“Mid Cap Innovation Growth Fund”)	A, C, F, F3, I, R3, R4, R5 and R6
Lord Abbett Short Duration High Yield Fund (“Short Duration High Yield Fund”)	A, C, F, F3, I, R3, R4, R5 and R6

The Short Duration High Yield Fund commenced operations on April 22, 2020, the Climate Focused Bond Fund commenced operations on May 20, 2020, the Mid Cap Innovation Growth Fund commenced operations on December 28, 2020, and the International Growth Fund commenced operations on June 18, 2021.

Climate Focused Bond Fund’s investment objective is total return. International Growth Fund’s investment objective is to seek long-term capital appreciation. Mid Cap Innovation Growth Fund’s investment objective is to seek capital appreciation. Short Duration High Yield Fund’s investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Class C shares automatically convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Notes to Financial Statements (continued)

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices. Exchange traded options and futures contracts are valued at the last sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and asked prices is used. Fixed income securities are valued based on evaluated prices supplied by independent pricing services, which reflect broker/dealer supplied valuations and the independent pricing services’ own electronic data processing techniques. Floating rate loans are valued at the average of bid and ask quotations obtained from dealers in loans on the basis of prices supplied by independent pricing services. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, yield curves, broker quotes, observable trading activity, option adjusted spread models and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

Notes to Financial Statements (continued)

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other on the Statements of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No tax returns are currently under examination. The statute of limitations on the Climate Focused Bond Fund’s and the Short Duration High Yield Fund’s filed U.S. federal tax returns remains open for the fiscal years ended July 31, 2020 and July 31, 2021. The statute of limitations on the International Growth Fund’s and Mid Cap Innovation Growth Fund’s initial U.S. federal tax returns remains open for the initial period ended July 31, 2021. The statutes of limitations on the state and local tax returns may remain open for an additional year depending upon the Funds’ jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear their class-specific share of shareholder servicing expenses. Class A, C, F, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Funds’ 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of each Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in each Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on investments, futures contracts, unfunded commitments and translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions are included in Net realized gain (loss) on foreign currency related transactions in each Fund’s Statement of Operations. The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Funds use foreign currency exchange contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce exposure to changes in foreign currency exchange rates on foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the

Notes to Financial Statements (continued)

U.S. dollar cost of the original contract and the value of the forward foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on forward foreign currency exchange contracts in each Fund’s Statement of Operations.

(h)	Futures Contracts–Each Fund may purchase and sell futures contracts to enhance returns, to attempt to economically hedge some of its investment risk, or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Funds called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain (loss) is recorded equal to the difference between the opening and closing value of the contract.

(i)	When-Issued, Forward Transactions or To-Be-Announced (“TBA”) Transactions–Each Fund may purchase portfolio securities on a when-issued or forward basis. When-issued, forward transactions or TBA transactions involve a commitment by a fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. During the period between purchase and settlement, the fair value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government or U.S. Government sponsored enterprise securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at each Fund’s custodian in order to pay for the commitment. At the time each Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and fair value of the security in determining its net asset value (“NAV”). Each Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

(j)	Repurchase Agreements–Each Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, a Fund may incur a loss upon disposition of the securities.

(k)	Credit Default Swaps–Each Fund may enter into credit default swap contracts in order to hedge credit risk or for speculation purposes. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the

Notes to Financial Statements (continued)

counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indexes. These credit indexes are comprised of a basket of securities representing a particular sector of the market.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where a Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. For centrally cleared swaps there was minimal counterparty credit risk to the Funds, since the credit default swap entered into was traded through a central clearinghouse, which guarantees against default.

(l)	Floating Rate Loans–Each fund may invest in floating rate loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the “Borrower”) in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the “Agent”) for a group of loan investors (“Loan Investors”). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the

Notes to Financial Statements (continued)

syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. The Trust records an investment when the Borrower withdraws money and records interest as earned. These loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or London InterBank Offered Rate (“LIBOR”).

The loans in which each Fund invests may be subject to some restrictions on resale. For example, the Funds may be contractually obligated to receive approval from the Agent and/or Borrower prior to the sale of these investments. Each Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, each Fund assumes the credit risk of the Borrower, the selling participant and any other persons interpositioned between the Funds and the Borrower (“Intermediate Participants”). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enter into bankruptcy, the Funds may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of each Fund to the Borrower. At any point in time, up to the maturity date of the issue, the Borrower may demand the unfunded portion. Until demanded by the Borrower, unfunded commitments are not recognized as an asset on the Statements of Assets and Liabilities. Unrealized appreciation/depreciation on unfunded commitments, if any, on the Statements of Assets and Liabilities represents mark to market of the unfunded portion of each Fund’s floating rate notes.

As of July 31, 2021, the following funds had unfunded commitments:

			Climate Focused Bond Fund
Borrower	Principal Amount	Market Value	Cost	Unrealized Appreciation/ Depreciation
Refficiency Holdings LLC 2020 Delayed Draw Term Loan	$6,452	$6,465	$6,452	$13

			Short Duration High Yield Fund
Borrower	Principal Amount	Market Value	Cost	Unrealized Appreciation/ Depreciation
CMBF LLC Delayed Draw Term Loan	$4,375	$4,375	$4,288	$87
National Mentor Holdings, Inc. 2021 Delayed Draw Term Loan	48	48	48	–
Total	$4,423	$4,423	$4,336	$87

(m)	Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability.

Notes to Financial Statements (continued)

Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of July 31, 2021 and, if applicable, Level 3 rollforwards for the period then ended is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Trust has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies each Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of each Fund’s investment portfolio.

The management fee is based on each Fund’s average daily net assets at the following annual rates:

Climate Focused Bond Fund

First $1 billion	.35%
Over $1 billion	.30%

International Growth Fund

First $2 billion	.65%
Next $2 billion	.62%
Over $4 billion	.60%

Mid Cap Innovation Growth Fund

First $1 billion	.65%
Next $3 billion	.63%
Next $1 billion	.60%
Over $5 billion	.58%

Short Duration High Yield Fund

First $1 billion	.45%
Over $1 billion	.40%

For the period ended July 31, 2021, the effective management fee, net of waivers, was at an annualized rate of each Fund’s average daily net assets:

Notes to Financial Statements (continued)

Net Effective Management Fee
Climate Focused Bond Fund	.00%
International Growth Fund	.00%
Mid Cap Innovation Growth Fund	.00%
Short Duration High Yield Fund	.00%

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of ..04% of each Fund’s average daily net assets. Lord Abbett voluntarily waived the following fund administration fees during the period ended July 31, 2021:

Fund	Fund Administration Fee
Climate Focused Bond Fund	$9,757
International Growth Fund	2,250
Mid Cap Innovation Growth Fund	2,251
Short Duration High Yield Fund	6,389

For the fiscal year ended July 31, 2021 and continuing through November 30, 2021 for Climate Focused Bond Fund and Short Duration High Yield Fund, for the period from December 28, 2020 through November 30, 2022 for Mid Cap Innovation Growth Fund, and for the period from June 18, 2021 through November 30, 2022 for International Growth Fund, Lord Abbett has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit the total net annual operating expenses, excluding 12b-1 fees, to the following annual rates:

	Classes
Fund	A, C, F, I, R3, R4 and R5	F3 and R6
Climate Focused Bond Fund	.45%	.38%
International Growth Fund	.81%	.73%
Mid Cap Innovation Growth Fund	.81%	.73%
Short Duration High Yield Fund	.51%	.44%

All contractual fee waiver and expense reimbursement agreements between the Funds and Lord Abbett may be terminated only upon the approval of the Board.

12b-1 Distribution Plan

Each Fund has adopted a distribution plan with respect to Class A, C, F, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A		Class C(1)	Class F(2)	Class R3	Class R4
Service	.15%/.25	%(3)	.25%	–	.25%	.25%
Distribution	.05	%(4)	.75%	.10%	.25%	–

*	The Funds may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The 12b-1 fees for Climate Focused Bond Fund and Short Duration High Yield Fund pays on Class C shares is a blended rate calculated based on 1.00% of each Fund’s average daily net assets attributable to shares held for less than one year and 0.80% of each Fund’s average daily net assets attributable to shares held for one year or more. All Class C shareholders of each Fund will bear 12b-1 fees at the same rate.
(2)	For the period ended July 31, 2021 and continuing through November 30, 2021 (Climate Focused Bond Fund and Short Duration High Yield Fund) and for the period ended July 31, 2021 and continuing through November 30, 2022 (Mid Cap Innovation Growth Fund and International Growth Fund), Lord Abbett Distributor has contractually agreed to waive each Fund’s 0.10% Rule 12b-1 fee for Class F shares. This agreement may be terminated only by the Board.
(3)	The 12b-1 service fees on Class A shares for Climate Focused Bond Fund and Short Duration High Yield Fund pays .15% and for International Growth Fund and Mid Cap Innovation Growth Fund pays .25%.
(4)	Not applicable for the International Growth Fund and Mid Cap Innovation Growth Fund.

Notes to Financial Statements (continued)

Class F3, I, R5 and R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Funds, after concessions were paid to authorized dealers, for the period ended July 31, 2021:

	Distributor Commissions	Dealers’ Concessions
Climate Focused Bond Fund	$240	$1,326
International Growth Fund	–	–
Mid Cap Innovation Growth Fund	3,197	19,161
Short Duration High Yield Fund	5,056	27,417

Distributor received no CDSCs for the period ended July 31, 2021.

One Trustee and certain of the Trust’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared daily and paid monthly by the Climate Focused Bond Fund and Short Duration High Yield Fund. Dividends from net investment income, if any, are declared and distributed at least annually by the International Growth Fund and Mid Cap Innovation Growth Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

The tax character of distributions paid during the period ended July 31, 2021 and the period ended July 31, 2020 was as follows:

		Climate Focused Bond Fund	International Growth Fund
	Year Ended 7/31/2021	Period Ended 7/31/2020	Period Ended 7/31/2021
Distributions paid from:
Ordinary income	$258,263	$39,970	$–
Total distributions paid	$258,263	$39,970	$–

Notes to Financial Statements (continued)

	Mid Cap Innovation Growth Fund		Short Duration High Yield Fund
	Period Ended 7/31/2021	Year Ended 7/31/2021	Period Ended 7/31/2020
Distributions paid from:
Ordinary income	$–	$647,448	$84,507
Net long-term capital gains	–	2,837	–
Total distributions paid	$–	$650,285	$84,507

As of July 31, 2021, the components of accumulated gains on a tax-basis were as follows:

	Climate Focused Bond Fund	International Growth Fund	Mid Cap Innovation Growth Fund	Short Duration High Yield Fund
Undistributed ordinary income – net	$187,275	$–	$–	$199,321
Undistributed long-term capital gains	–	–	–	30,620
Total undistributed earnings	187,275	–	–	229,941
Capital loss carryforwards*	(97,578)	(12,487)	(283,544)	–
Temporary differences	(394)	–	(49)	(348)
Unrealized gains (losses) - net	400,499	30,121	669,280	392,881
Total accumulated gains – net	$489,802	$17,634	$385,687	$622,474

*	The capital losses will carry forward indefinitely.

As of July 31, 2021, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

	Climate Focused Bond Fund	International Growth Fund	Mid Cap Innovation Growth Fund	Short Duration High Yield Fund
Tax cost	$17,212,157	$1,978,839	$5,345,842	$17,379,873
Gross unrealized gain	509,892	70,661	753,945	455,327
Gross unrealized loss	(105,167)	(40,540)	(84,665)	(62,408)
Net unrealized security gain (loss)	$404,725	$30,121	$669,280	$392,919

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain distributions received, certain securities, other financial instruments and wash sales.

Permanent items identified during the period year ended July 31, 2021 have been reclassified among the components of net assets based on their tax basis treatment as follows:

	Total Distributable Earnings (Loss)	Paid-in Capital
Climate Focused Bond Fund	$22,355	$(22,355)
International Growth Fund	910	(910)
Mid Cap Innovation Growth Fund	18,253	(18,253)
Short Duration High Yield Fund	9,546	(9,546)

The permanent differences are attributable to the tax treatment of net investment loss, certain expenses, and certain distributions.

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the period ended July 31, 2021 were as follows:

	U.S. Government Purchases	Non-U.S. Government Purchases	U.S. Government Sales	Non-U.S. Government Sales
Climate Focused Bond Fund	$3,135,129	$12,547,113	$2,402,146	$6,905,928
International Growth Fund	–	2,084,651	–	93,907
Mid Cap Innovation Growth Fund	–	8,010,856	–	2,544,487
Short Duration High Yield	–	19,399,279	–	7,675,276

The Funds are permitted to purchase and sell securities (“cross-trade’) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the period ended July 31, 2021 the Funds did not engage in cross-trades purchases or sales.

6.	DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

Climate Focused Bond Fund and Short Duration High Yield Fund entered into forward foreign currency exchange contracts during the fiscal year ended July 31, 2021 (as described in note 2(g)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and each Fund’s returns could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

Climate Focused Bond Fund and Short Duration High Yield Fund entered into futures contracts during the fiscal year ended July 31, 2021 (as described in note 2(h)) to manage cash. Each Fund bears the risk that the underlying index will move unexpectedly, in which case the Funds may realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

As of July 31, 2021, each Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds use of derivative instruments:

	Climate Focused Bond Fund
Asset Derivatives	Foreign Currency Contracts	Interest Rate Contracts
Forward Foreign Currency Exchange Contracts(1)	$213,920	–
Futures Contracts(2)	–	$44,737

Liability Derivatives
Forward Foreign Currency Exchange Contracts(3)	$13,386	–
Futures Contracts(2)	–	$60,616

Notes to Financial Statements (continued)

	Short Duration High Yield Fund
Asset Derivatives	Foreign Currency Contracts	Interest Rate Contracts
Forward Foreign Currency Exchange Contracts(1)	$16,668	–
Futures Contracts(2)	–	$5,108

Liability Derivatives
Forward Foreign Currency Exchange Contracts(3)	$1,253	–

(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.
(3)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

Transactions in derivative instruments for the period ended July 31, 2021, were as follows:

	Climate Focused Bond Fund
	Foreign Currency Contracts	Interest Rate Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	$(473,231)	–
Futures Contracts(2)	–	$(36,097)
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(4)	$491,809	–
Futures Contracts(5)	–	$(3,717)
Average Number of Contracts/Notional Amount*
Forward Foreign Currency Exchange Contracts(6)	$6,939,782	–
Futures Contracts(7)	–	25

	Short Duration High Yield Fund
	Foreign Currency Contracts	Interest Rate Contracts	Credit Contracts
Net Realized Gain (Loss)
Forward Foreign Currency Exchange Contracts(1)	$(22,030)	–	–
Futures Contracts(2)	–	$(13,597)	–
Credit Default Swap Contracts(3)	–	–	$87
Net Change in Unrealized Appreciation/Depreciation
Forward Foreign Currency Exchange Contracts(4)	$24,023	–	–
Futures Contracts(5)	–	$5,108	–
Average Number of Contracts/Notional Amount*
Forward Foreign Currency Exchange Contracts(6)	$493,749	–	–
Futures Contracts(7)	–	6	–
*	Calculated based on the number of contracts or notional amounts for the period ended July 31, 2021.
(1)	Statements of Operations location: Net realized gain (loss) on forward foreign currency exchange contracts.
(2)	Statements of Operations location: Net realized gain (loss) on futures contracts.
(3)	Statements of Operations location: Net realized gain (loss) on swap contracts.
(4)	Statements of Operations location: Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts.
(5)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts.
(6)	Amount represents notional amounts in U.S. dollars.
(7)	Amount represents number of contracts.

Notes to Financial Statements (continued)

7.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statements of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Funds’ accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statements of Assets and Liabilities across transactions

	Climate Focused Bond Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$203,247	$–	$203,247
Forward Foreign Currency Exchange Contracts	213,920	–	213,920
Total	$417,167	$–	$417,167

	Climate Focused Bond Fund
	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$203,247	$–	$–	$(203,247)	$–
Barclays Bank plc	21,278	–	–	–	21,278
State Street Bank and Trust	192,642	(13,087)	–	–	179,555
Total	$417,167	$(13,087)	$–	$(203,247)	$200,833

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$13,386	$–	$13,386
Total	$13,386	$–	$13,386

Notes to Financial Statements (continued)

	Climate Focused Bond Fund
	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Goldman Sachs	$ 173	$–	$–	$–	$173
State Street Bank and Trust	13,087	(13,087)	–	–	–
Toronto Dominion Bank	126	–	–	–	126
Total	$13,386	$(13,087)	$–	$–	$299

	Mid Cap Innovation Growth Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$161,254	$–	$161,254
Total	$161,254	$–	$161,254

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$161,254	$–	$–	$(161,254)	$–
Total	$161,254	$–	$–	$(161,254)	$–

	Short Duration High Yield Fund
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$211,292	$–	$211,292
Forward Foreign Currency Exchange Contracts	16,668	–	16,668
Total	$227,960	$–	$227,960

	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$211,292	$–	$–	$(211,292)	$–
Barclays Bank plc	2,615	–	–	–	2,615
State Street Bank and Trust	14,053	(1,241)	–	–	12,812
Total	$227,960	$(1,241)	$–	$(211,292)	$15,427

Notes to Financial Statements (continued)

	Short Duration High Yield Fund
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Foreign Currency Exchange Contracts	$1,253	$–	$1,253
Total	$1,253	$–	$1,253

	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty		Financial Instruments	Cash Collateral Pledged(a)	Securities Collateral Pledged(a)	Net Amount(c)
Goldman Sachs	$ 12	$–	$–	$–	$12
State Street Bank and Trust	1,241	(1,241)	–	–	–
Total	$1,253	$(1,241)	$–	$–	$12

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statements of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of July 31, 2021.
(c)	Net amount represents the amount owed by the Fund to the counterparty as of July 31, 2021.

8.	TRUSTEES’ REMUNERATION

The Trust’s officers and one Trustee, who are associated with Lord Abbett, do not receive any compensation from the Trust for serving in such capacities. Independent Trustees’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Trustees under which Independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Trustees’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Funds. Such amounts and earnings accrued thereon are included in Trustees’ fees on the Statements of Operations and in Trustees’ fees payable on the Statements of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

9.	EXPENSE REDUCTIONS

The Trust has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of each Fund’s expenses.

10.	LINE OF CREDIT

For the period ended July 31, 2021, with the exception of International Growth Fund and Mid Cap Innovation Growth Fund, the Funds and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.17 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $600 million, or $900 million, based on past borrowings and likelihood of future borrowings, among other factors. Effective August 5, 2021, the Participating Funds, including International Growth Fund and Mid Cap Innovation Growth Fund, entered into a Syndicated Facility with various lenders for $1.275 billion whereas SSB participates as a lender and

Notes to Financial Statements (continued)

as agent for the lenders. The Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if Fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended July 31, 2021, the Participating Funds, with the exception of International Growth Fund and Mid Cap Innovation Growth Fund, were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of Fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors. Effective August 5, 2021, International Growth Fund and Mid Cap Innovation Growth Fund was added to the Facility.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the period ended July 31, 2021, the Funds did not utilize the Syndicated Facility or Bilateral Facility.

11.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including each Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the period ended July 31, 2021, the Funds did not participate as a borrower or lender in the Interfund Lending Program.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Trust’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating each Fund’s NAV.

13.	SECURITIES LENDING AGREEMENT

The Funds have established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Funds’ securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Statements of Operations.

The initial collateral received by the Funds are required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Funds will

Notes to Financial Statements (continued)

bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Funds continue to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

For the period ended July 31, 2021, the Funds did not loan any securities.

14.	INVESTMENT RISKS

Each of the Climate Focused Bond Fund and Short Duration High Yield Fund is subject to the general risks and considerations associated with investing in debt securities and to the changing prospects of individual companies and/or sectors in which the Fund invests. The value of an investment will change as interest rates fluctuate and in response to market movements. When interest rates rise, the prices of debt securities are likely to decline; when rates fall, such prices tend to rise. Longer-term debt securities are usually more sensitive to interest rate changes. There is also the risk that an issuer of a debt security will fail to make timely payments of principal or interest to a Fund, a risk that is greater with high-yield securities (sometimes called “lower-rated bonds” or “junk bonds”), in which the Funds may substantially invest. Some issuers, particularly of high-yield securities, may default as to principal and/or interest payments after the Fund purchases securities. A default, or concerns in the market about an increase in the risk of default, may result in losses to the Funds.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the LIBOR-based instruments in which the Fund invests cannot yet be determined. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior and/or subsequent to the end of 2021.

High-yield securities are subject to greater price fluctuations, as well as additional risks. The market for below investment grade securities may be less liquid, which may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

The Climate Focused Bond Fund is subject to the risk that its climate-focused investment strategy may select or exclude securities of certain issuers for reasons other than investment performance considerations and that the Fund may underperform funds that do not utilize a climate-focused investment strategy. Certain climate-focused investments may be dependent on government policies and subsidies, which are subject to change or elimination. There can be no assurance that the operations of a given issuer in which the Fund invests will in fact have a positive impact on the climate. Successful application of the Fund’s climate-focused investment strategy will depend on Lord Abbett’s skill in properly identifying and analyzing material climate-related issues and related business practices, and there can be no assurance that the strategy or techniques employed will be successful.

Each Fund may invest in equity securities, the value of which fluctuates in response to movements in the equity securities markets in general, the changing prospects of individual companies in which the Fund invests, or an individual company’s financial condition.

Notes to Financial Statements (continued)

The Mid Cap Innovation Growth Fund is subject to the risk of investing in mid-sized companies. The Investments in mid-sized companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, securities of mid-sized companies tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. The securities of mid-sized companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

Each of the Climate Focused Bond Fund and Short Duration High Yield Fund is subject to the risk of investing in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so by law. Consequently, a Fund may be required to look principally to the agency issuing or guaranteeing the obligation.

The mortgage-related and asset-backed securities in which the Climate Focused Bond Fund and Short Duration High Yield Fund may invest may be particularly sensitive to changes in prevailing interest rates, and economic conditions, including delinquencies and/or defaults. These changes can affect the value, income, and/or liquidity of such positions. When interest rates are declining, the value of these securities with prepayment features may not increase as much as other fixed income securities. Early principal repayment may deprive a Fund of income payments above current market rates. Alternatively, rising interest rates may cause prepayments to occur at a slower-than-expected rate, extending the duration of a security and typically reducing its value. The payment rate will thus affect the price and volatility of a mortgage- related security. In addition, a Fund may invest in non-agency asset backed and mortgage related securities, which are issued by private institutions, not by government-sponsored enterprises.

The Mid Cap Innovation Growth Fund is subject to the risks of investing in growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, prices of growth stocks typically fall. Growth stocks may be more volatile than securities of slower-growing issuers.

Each of the Climate Focused Bond Fund and Short Duration High Yield Fund may invest in convertible securities, which have both equity and fixed income risk characteristics, including market, credit, liquidity, and interest rate risks. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising equity securities market than equity securities. They tend to be more volatile than other fixed income securities and the market for convertible securities may be less liquid than the markets for stocks or bonds. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

Notes to Financial Statements (continued)

Due to each Fund’s investment exposure to foreign companies and American Depositary Receipts, each Fund may experience increased market, industry and sector, liquidity, currency, political, information, and other risks. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Each of the Climate Focused Bond Fund and Short Duration High Yield Fund is subject to the risks associated with derivatives, which may be different from and greater than the risks associated with directly investing in securities. Derivatives may be subject to risks such as liquidity risk, leveraging risk, interest rate risk, market risk, and credit risk. Illiquid securities may lower the Fund’s returns since the Fund may be unable to sell these securities at their desired time or price. Derivatives also may involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the value of the underlying asset, rate or index. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. Losses may also arise from the failure of a derivative counterparty to meet its contractual obligations. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. The Fund’s use of derivatives could result in a loss exceeding the amount of the Fund’s investment in these instruments.

Each of the Climate Focused Bond Fund and Short Duration High Yield Fund may invest in loans, which include, among other things, loans to U.S. or foreign corporations, partnerships, other business entities, or to U.S. and non-U.S. governments. Each Fund may invest in fixed rate and variable rate loans and floating or adjustable rate loans, including bridge loans, novations, assignments, and participations, which are subject to increased credit and liquidity risks. The loans in which the Short Duration High Yield Fund invests will usually be rated below investment grade or may also be unrated. Below investment grade loans, as in the case of high-yield debt securities, or junk bonds, are usually more credit sensitive than interest rate sensitive, although the value of these instruments may be impacted by broader interest rate swings in the overall fixed income market. The Short Duration High Yield Fund may also invest in, or obtain exposure to, obligations that may be “covenant-lite,” which means such obligations lack certain financial maintenance covenants. Should a loan held by the Fund begin to deteriorate in quality, the Fund’s ability to negotiate with the borrower may be delayed under a covenant-lite loan compared to a loan with full maintenance covenants. This may in turn delay the Fund’s ability to seek to recover its investment.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of each Fund’s investments. Market disruptions can also prevent each Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak could negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

Notes to Financial Statements (continued)

The COVID-19 pandemic and its effects may last for an extended period of time, and in either case could result in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn or recession. The foregoing could disrupt the operations of each Fund and its service providers, adversely affect the value and liquidity of each Fund’s investments, and negatively impact each Fund’s performance and your investment in each Fund.

These factors, and others, can affect each Fund’s performance.

15.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

Climate Focused Bond Fund	For the Year Ended July 31, 2021		For the Period Ended July 31, 2020(a)
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	86,613	$892,697	341,744	$3,420,449
Reinvestment of distributions	1,869	19,305	111	1,132
Shares reacquired	(9,600)	(99,137)	–	–
Increase	78,882	$812,865	341,855	$3,421,581
Class C Shares
Shares sold	28,163	$290,768	60,394	$604,000
Reinvestment of distributions	228	2,357	21	214
Shares reacquired	(1,949)	(20,128)	–	–
Increase	26,442	$272,997	60,415	$604,214
Class F Shares
Shares sold	71,476	$737,928	300,000	$3,000,000
Reinvestment of distributions	1,061	10,952	–	–
Shares reacquired	(17)	(176)	–	–
Increase	72,520	$748,704	300,000	$3,000,000
Class F3 Shares
Shares sold	–	$–	12,500	$125,000
Increase	–	$–	12,500	$125,000
Class I Shares
Shares sold	1,103,459	$11,392,372	300,000	$3,000,000
Reinvestment of distributions	2,845	29,299	–	–
Shares reacquired	(53,414)	(550,017)	–	–
Increase	1,052,890	$10,871,654	300,000	$3,000,000
Class R3 Shares
Shares sold	–	$–	2,500	$25,000
Increase	–	$–	2,500	$25,000
Class R4 Shares
Shares sold	–	$–	2,500	$25,000
Increase	–	$–	2,500	$25,000
Class R5 Shares
Shares sold	–	$–	2,500	$25,000
Increase	–	$–	2,500	$25,000

Notes to Financial Statements (continued)

Climate Focused Bond Fund	For the Year Ended July 31, 2021		For the Period Ended July 31, 2020(a)
Class R6 Shares	Shares	Amount	Shares	Amount
Shares sold	15,146	$157,538	30,000	$300,000
Shares reacquired	(1,916)	(19,674)	–	–
Increase	13,230	$137,864	30,000	$300,000

International Growth Fund	For the Period Ended July 31, 2021(b)
Class A Shares	Shares	Amount
Shares sold	69,983	$1,050,000
Increase	69,983	$1,050,000
Class C Shares
Shares sold	6,732	$101,000
Increase	6,732	$101,000
Class F Shares
Shares sold	6,667	$100,000
Increase	6,667	$100,000
Class F3 Shares
Shares sold	667	$10,000
Increase	667	$10,000
Class I Shares
Shares sold	667	$10,000
Increase	667	$10,000
Class R3 Shares
Shares sold	667	$10,000
Increase	667	$10,000
Class R4 Shares
Shares sold	667	$10,000
Increase	667	$10,000
Class R5 Shares
Shares sold	666.5	$10,000
Increase	666.5	$10,000
Class R6 Shares
Shares sold	50,000	$750,000
Increase	50,000	$750,000

Mid Cap Innovation Growth Fund	For the Period Ended July 31, 2021(c)
Class A Shares	Shares	Amount
Shares sold	169,967	$2,576,421
Shares reacquired	(14,626)	(224,232)
Increase	155,341	$2,352,189

Notes to Financial Statements (continued)

Mid Cap Innovation Growth Fund	For the Period Ended July 31, 2021(c)
Class C Shares	Shares	Amount
Shares sold	28,861	$439,191
Shares reacquired	(895)	(13,584)
Increase	27,966	$425,607
Class F Shares
Shares sold	65,444	$997,492
Shares reacquired	(630)	(10,026)
Increase	64,814	$987,466
Class F3 Shares
Shares sold	666.66	$10,000
Increase	666.66	$10,000
Class I Shares
Shares sold	7,333	$110,000
Increase	7,333	$110,000
Class R3 Shares
Shares sold	666.66	$10,000
Increase	666.66	$10,000
Class R4 Shares
Shares sold	3,591	$59,069
Shares reacquired	(1)	(14)
Increase	3,590	$59,055
Class R5 Shares
Shares sold	666.66	$10,000
Increase	666.66	$10,000
Class R6 Shares
Shares sold	107,860	$1,626,762
Shares reacquired	(33)	(496)
Increase	107,827	$1,626,266

Short Duration High Yield Fund	For the Year Ended July 31, 2021		For the Period Ended July 31, 2020(d)
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	923,517	$10,094,415	162,642	$1,632,316
Reinvestment of distributions	17,981	197,186	123	1,260
Shares reacquired	(208,871)	(2,291,971)	(18)	(187)
Increase	732,627	$7,999,630	162,747	$1,633,389
Class C Shares
Shares sold	64,785	$708,804	55,469	$557,500
Reinvestment of distributions	1,315	14,394	22	226
Shares reacquired	(760)	(8,331)	(497)	(5,010)
Increase	65,340	$714,867	54,994	$552,716

Notes to Financial Statements (concluded)

Short Duration High Yield Fund	For the Year Ended July 31, 2021			For the Period Ended July 31, 2020(d)
Class F Shares	Shares		Amount	Shares		Amount
Shares sold	363,324		$3,958,363	242,417		$2,425,318
Reinvestment of distributions	8,325		91,096	134		1,349
Shares reacquired	(62,194)		(678,301)	–	(e)	(3)
Increase	309,455		$3,371,158	242,551		$2,426,664
Class F3 Shares
Shares sold	–		$–	1,000		$10,000
Reinvestment of distributions	–		–	1		5
Increase	–		$–	1,001		$10,005
Class I Shares
Shares sold	–		$–	50,000		$500,000
Reinvestment of distributions	–		–	27		268
Increase	–		$–	50,027		$500,268
Class R3 Shares
Shares sold	–		$–	1,000		$10,000
Reinvestment of distributions	–		–	–	(e)	5
Increase	–		$–	1,000		$10,005
Class R4 Shares
Shares sold	–		$–	1,000		$10,000
Reinvestment of distributions	–	(e)	–	–	(e)	5
Increase	–		$–	1,000		$10,005
Class R5 Shares
Shares sold	–		$–	1,000		$10,000
Reinvestment of distributions	–	(e)	–	1		5
Increase	–		$–	1,001		$10,005
Class R6 Shares
Shares sold	11,415		$123,528	6,000		$60,000
Reinvestment of distributions	–		–	3		33
Increase	11,415		$123,528	6,003		$60,033

(a)	For the period May 20, 2020 (commencement of operations) to July 31, 2020.
(b)	For the period June 18, 2021 (commencement of operations) to July 31, 2021.
(c)	For the period December 28, 2020 (commencement of operations) to July 31, 2021.
(d)	For the period April 22, 2020 (commencement of operations) to July 31, 2020.
(e)	Amount less than 1 share.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Lord Abbett Trust I

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lord Abbett Trust I (the “Trust”) comprising the Lord Abbett Short Duration High Yield Fund, Lord Abbett Climate Focused Bond Fund, Lord Abbett Mid Cap Innovation Growth Fund, and Lord Abbett International Growth Fund, including the schedules of investments, as of July 31, 2021, and the related statements of operations, statements of changes in net assets, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds listed above constituting the Lord Abbett Trust I as of July 31, 2021, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Lord Abbett Trust I	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Lord Abbett Short Duration High Yield Fund	For the year ended July 31, 2021	For the year ended July 31, 2021 and the period from April 22, 2020 (commencement of operations) through July 31, 2020
Lord Abbett Climate Focused Bond Fund	For the year ended July 31, 2021	For the year ended July 31, 2021 and the period from May 20, 2020 (commencement of operations) through July 31, 2020
Lord Abbett Mid Cap Innovation Growth Fund	For the period from December 28, 2020 (commencement of operations) through July 31, 2021
Lord Abbett International Growth Fund	For the period from June 18, 2021 (commencement of operations) through July 31, 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2021, by correspondence with the custodian, brokers, and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
September 27, 2021

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 62 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Independent management advisor and consultant (since 2012). Other Directorships: Blyth, Inc., a home products company (2004 – 2015).

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019

Principal Occupation: None. Formerly Chairman and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Currently serves as director of Johnson & Johnson (2006 – Present). Previously served as director of Xerox Corporation (2008 – 2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003 – 2017); President of Wells Fargo Funds (2003 – 2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Boards member since 2021

Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly partner, Goldman Sachs.

Other Directorships: Currently serves as director of Assured Guaranty (2021 – Present).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Boards member since 2021

Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine – School of Law (2017 – 2021) and formerly Professor of Law at University of California, Irvine (2014 – 2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: None. Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chairman since 2017

Principal Occupation: Chairman of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990 – 2016).

Other Directorships: Currently serves as director of Crane Co. (since 1998), Alphatec Spine (since 2018), electroCore, Inc. (since 2018), and Exagen Inc. (since 2019).

Basic Information About Management (continued)

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 14 investment companies in the Lord Abbett Family of Funds, which consist of 62 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016; President and Chief Executive Officer since 2018	Principal Occupation: Managing Partner (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Pamela P. Chen (1978)	Vice President, Assistant Secretary and Privacy Officer	Elected as Vice President and Assistant Secretary in 2018 and Privacy Officer in 2019	Associate General Counsel, joined Lord Abbett in 2017 and was formerly Special Counsel at Schulte, Roth & Zabel LLP (2005 – 2017).

John T. Fitzgerald (1975)	Vice President and Assistant Secretary	Elected in 2018	Deputy General Counsel, joined Lord Abbett in 2018 and was formerly Deputy Head of U.S. Funds Legal, Executive Director and Assistant General Counsel at JPMorgan Chase (2005 – 2018).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Vito A. Fronda (1969)	Treasurer	Elected as Treasurer in 2018	Partner and Director of U.S. Fund Treasury & Global Taxation, joined Lord Abbett in 2003.

Michael J. Hebert (1976)	Chief Financial Officer	Elected as Chief Financial Officer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014 – 2021) and Calvert Research & Management (CRM) (2016 – 2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Linda Y. Kim (1980)	Vice President and Assistant Secretary	Elected in 2016	Counsel, joined Lord Abbett in 2015.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Amanda S. Ryan (1978)	Vice President and Assistant Secretary	Elected in 2018	Counsel, joined Lord Abbett in 2016 and was formerly a Director and Corporate Counsel at PGIM Investments (2012 – 2016).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Approval of Advisory Contract

At the initial organizational meeting for the International Growth Fund, the Board, including all of the Trustees who are not “interested persons” of the Company or of Lord Abbett, as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered whether to approve the proposed management agreement between the Fund and Lord Abbett (the “Agreement”). The Board reviewed materials relating specifically to the Agreement before and at the meeting and before making its decision, the Board had the opportunity to ask questions and request further information. The Board also took into account its knowledge of Lord Abbett gained through its meetings and discussions.

The materials received by the Board as to the Fund included, but were not limited to: (1) information provided by Broadridge Financial Solutions, Inc. regarding the expense ratios, contractual and actual management fee rates, and other expense components for the Fund (estimated where appropriate for the Fund) and certain funds in the same Morningstar category, with generally the same or similar share classes and operational characteristics (the “expense peer group”); (2) information provided by Lord Abbett on the estimated expense ratios, management fee rates, and other expense components for the Fund; and (3) information regarding the investment strategies and risks of the Fund and the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management and Related Services Generally. The Board considered the services to be provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered information previously provided regarding the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services to be provided to the Fund and currently provided to other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other. In addition, the Board considered its experience with other funds advised by Lord Abbett. After reviewing these and related factors, the Board concluded that the Fund was likely to benefit from the nature, extent and quality of the investment services to be provided by Lord Abbett under the Agreement.

Investment Performance. Because the Fund had not yet begun operations, the Fund did not have any investment performance to review. The Board considered Lord Abbett’s performance and reputation generally and the performance of other Lord Abbett-managed funds overseen by the Board.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel who would provide investment management services to the Fund, in light of its investment objective and discipline, and other services to be provided to the Fund by Lord Abbett. Among other things, the Board considered the size, experience, and turnover of Lord Abbett’s staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, and extent of compliance, administrative, and other services to be performed by Lord Abbett and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Approval of Advisory Contract (concluded)

Expenses. The Board considered the estimated expense level of the Fund, including the contractual and actual management fee rates, and the expense levels of the Fund’s expense peer group. It also considered how the Fund’s estimated expense level related to those of the expense peer group and the amount and nature of the fees to be paid by shareholders. The Board observed that the estimated net total expense ratio of the Fund was below the median of the expense peer group.

Profitability. Because the Fund had not yet begun operations, the Board was not able to consider the level of Lord Abbett’s profits in managing the Fund. The Board did consider that Lord Abbett would be subsidizing the Fund for the near future. The Board recognized that Lord Abbett’s overall profitability was a factor in enabling it to attract and retain qualified personnel to provide services to the Fund. After reviewing these and related factors, the Board concluded, within the context of its overall approval of the Agreement, that Lord Abbett’s overall profitability was not excessive.

Economies of Scale. The Board considered whether there might be economies of scale in managing the Fund and whether the Fund would benefit appropriately from any such economies of scale. The Board concluded that the existence of two contractual breakpoints in the proposed management fee schedule, in conjunction with the Fund’s proposed expense limitation agreement, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the amount and nature of the fees to be paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services, such as the fee that Lord Abbett will receive from the Fund for providing administrative services to the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares of the Lord Abbett Funds. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business could also benefit the Fund. The Board also noted that Lord Abbett, as will be disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett may receive as a result of client brokerage transactions.

Conclusion. After considering all of the relevant factors, the Board unanimously found that approval of the Agreement was in the best interests of the Fund and voted unanimously to approve the Agreement. In considering whether to approve the Agreement, the Board did not identify any single factor as paramount or controlling. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, each Fund has adopted a Liquidity Risk Management Program and Policy (“Program”). The Program is designed to assess, manage and periodically review each Fund’s liquidity risk. Liquidity risk is defined under Rule 22e-4 as the risk that each Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board has appointed Lord Abbett as the administrator for the Fund’s Program. At the June 2-3, 2021 meeting, Lord Abbett provided the Board with a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation for the period March 1, 2020 through March 1, 2021. Lord Abbett reported that the Program operated effectively during the period. In particular, Lord Abbett reported that: each Fund did not breach its 15% limit on illiquid investments at any point during the period and all regulatory reporting related to Rule 22e-4 was completed on time and without issue during the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to each Fund’s prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in each Fund may be subject.

Householding

The Trust has adopted a policy that allows it to send only one copy of each Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to each Fund’s portfolio securities, and information on how Lord Abbett voted each Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Funds are required to file their complete schedule of portfolio holdings with the SEC for their first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)

For foreign shareholders, the percentages below reflect the portion of net investment income distributions that represent interest-related dividends:

Fund Name
Climate Focused Bond Fund	45%
Short Duration High Yield Fund	83%

Of the distributions paid to the shareholders during the period ended July 31, 2021, the following amounts represent short-term and long-term capital gains:

	Short-Term	Long-Term
Fund Name	Capital Gains	Capital Gains
Short Duration High Yield Fund	$52,252	$2,837

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Lord Abbett Trust I

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by
LORD ABBETT DISTRIBUTOR LLC.

Climate Focused Bond Fund International Growth Fund Mid Cap Innovation Growth Fund Short Duration High Yield Fund	TRUST-I-2 (09/21)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended July 31, 2021 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that each of the following independent trustees who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended July 31, 2021 and 2020 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2021	2020
Audit Fees {a}	$90,000	$27,000
Audit-Related Fees {b}	- 0 -	- 0 -
Total audit and audit-related fees	$90,000	$27,000

Tax Fees {c}	27,316	14,480
All Other Fees	- 0 -	- 0 -

Total Fees	$117,316	$41,480

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Consists of fees for assurance and related services reasonably related to the audit of the Registrant’s financial statements, but which are not included in the amount for “Audit Fees.”

{c} Fees for the fiscal year ended July 31, 2021 and 2020 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended July 31, 2021 and 2020 were:

	Fiscal year ended:
	2021	2020
All Other Fees {a}	$220,000	$259,525

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended July 31, 2021 and 2020 were:

	Fiscal year ended:
	2021	2020
All Other Fees	$ - 0 -	$ - 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT TRUST I

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: September 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: September 27, 2021

By:	/s/Michael J. Hebert
Michael J. Hebert
Chief Financial Officer

Date: September 27, 2021